Registration Nos. 2-92164 and 811-4066

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ X ]

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 38	[ X ]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ X ]

Amendment No. 37	[ X ]

CASH ASSETS TRUST
(Exact Name of Registrant as Specified in Charter)

380 Madison Avenue, Suite 2300
New York, New York 10017
(Address of Principal Executive Offices)

(212) 697-6666
(Registrant's Telephone Number)

Diana P. Herrmann
Aquila Investment Management LLC
380 Madison Avenue, Suite 2300
New York, New York 10017
(Name and Address of Agent for Service)

Copy to:

Roger P. Joseph, Esq.
Bingham McCutchen LLP
One Federal Street
Boston, Massachusetts 02110

It is proposed that this filing will become effective (check appropriate box):
 ---
[___] immediately upon filing pursuant to paragraph (b)
[_X_] on (July 31, 2011) pursuant to paragraph (b)
[___] 60 days after filing pursuant to paragraph(a)(i)
[___] on (date) pursuant to paragraph (a)(i)
[___] 75 days after filing pursuant to paragraph (a)(ii)
[___] on (date) pursuant to paragraph (a)(ii) of Rule 485.
[___] This post-effective amendment designates a new effective date for a previous post-effective amendment.

Pacific
Capital Funds®
of
Cash Assets Trust

Tickers

	Original Shares:	Service Shares:
Pacific Capital Cash Assets Trust	CATXX	CASXX
Pacific Capital Tax-Free Cash Assets Trust	TFCXX	TFAXX
Pacific Capital U.S. Government Securities Cash Assets Trust	USCXX	UCSXX

Prospectus	July 31, 2011

Cash Assets Trust (the “Trust”) consists of three separate portfolios: Pacific Capital Cash Assets Trust (the “Cash Fund”), Pacific Capital Tax-Free Cash Assets Trust (the “Tax-Free Fund”) and Pacific Capital U.S. Government Securities Cash Assets Trust (the “Government Securities Fund”).  The Cash Fund, the Tax-Free Fund and the Government Securities Fund are each a “Fund” and collectively referred to as the “Funds.”

The Securities and Exchange Commission has not approved or disapproved the Trust’s securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Cash Fund Summary	1
Investment Objective	1

Fees and Expenses of the Fund	1

Shareholder Fees	1

Principal Investment Strategies	2

Principal Risks	2

Fund Performance	4

Management	5

Purchase and Sale of Fund Shares	5

Tax Information	5

Payment to Broker-Dealers and Other Financial Intermediaries	5

Tax-Free Fund Summary	6
Investment Objective	6

Fees and Expenses of the Fund	6

Shareholder Fees	6

Principal Investment Strategies	7

Principal Risks	7

Fund Performance	9

Management	10

Purchase and Sale of Fund Shares	10

Tax Information	10

Payment to Broker-Dealers and Other Financial Intermediaries	10
Government Securities Fund Summary	11
Investment Objective	11

Fees and Expenses of the Fund	11

Shareholder Fees	11

Principal Investment Strategies	12

Principal Risks	12

Fund Performance	14

Management	15

Purchase and Sale of Fund Shares	15

Tax Information	15

Payment to Broker-Dealers and Other Financial Intermediaries	15
Cash Fund: Objective and Principal Investment Strategies	16
Tax-Free Fund: Objective and Principal Investment Strategies	18
Government Securities Fund: Objective and Principal Investment Strategies	20
More on the Funds’ Investment Strategies	21

Main Risks of Investing in the Funds	23

Management of the Funds	27

Net Asset Value per Share	28
Purchases	29

Redeeming Your Investment	32

Distribution Arrangements	36
Dividends	38

Tax Information	38

Financial Highlights	41

PACIFIC CAPITAL CASH ASSETS TRUST

Fund Summary

Investment Objective

The Fund’s objective is to achieve a high level of current income, stability and liquidity for investors’ cash assets by investing in a diversified portfolio of short-term “money market” securities meeting specific quality standards.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. More information about eligibility requirements for each share class is available from your financial advisor and in "Purchases – Opening an Account” on page 29 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)

	Original Shares	Service Shares

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)

Investment Advisory Fee	0.40%	0.40%

Distribution (12b-1) Fee	None	0.25%

Other Expenses	0.22%	0.22%
Total Annual Fund Operating Expenses	0.62%	0.87%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated.  Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Original Shares	$63	$199	$346	$774
Service Shares	$89	$278	$482	$1,073

Principal Investment Strategies

The Fund seeks to attain its investment objective by investing in short-term money-market securities denominated in U.S. dollars that are of high quality and present minimal credit risks. Under the current management policies, the Fund invests primarily in the following types of obligations:

(1) Obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

(2) Bank obligations and instruments secured by them. (“Banks” include commercial banks, savings banks and savings and loan associations; they include foreign banks and foreign branches of United States banks.)

(3) Short-term corporate debt known as “commercial paper.”

(4) Corporate debt obligations (for example, bonds and debentures). Debentures are a form of unsecured corporate debt.

(5) Municipal debt obligations issued by or on behalf of states, cities, municipalities and other public authorities.  These securities include participation or other interests in municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.  Some municipal obligations, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal obligations, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

(6) Repurchase agreements.

(7) Refunded Securities, which are debt securities the principal and interest of which are paid by “Government Securities” (as defined in the Investment Company Act of 1940 as amended (the “1940 Act”)) that have been placed in an escrow account and pledged only to the payment of the debt security. In general, Government Securities are those the principal and interest of which are paid by or are guaranteed by the U.S. Government or its instrumentalities.  The Fund will invest only in Refunded Securities meeting the applicable requirements of Rule 5b-3 under the 1940 Act.

The Fund seeks to maintain a net asset value of $1.00 per share. Under applicable regulations, it is subject to related maturity, quality, diversification and liquidity requirements.

Principal Risks

An investment in the Fund is not a deposit in, nor endorsed or guaranteed by, any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Market and Interest Rate Risk. There may be changes in interest rates, lack of liquidity or other disruptions in the bond markets or other adverse market events and conditions. Such conditions have contributed to a low rate environment resulting in historically low yields returned by money market funds. As these conditions persist, investors should be aware that the yield or return for the Fund could remain extremely low.

Credit Risk. An issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

Yield Risk. The amount of income received by the Fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the Fund’s expenses could absorb all or a significant portion of the Fund’s income. If interest rates increase, the Fund’s yield may not increase proportionately. For example, the Fund’s Adviser or Administrator may discontinue their current voluntary fee waivers. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the Fund’s yield.

Risk of Increase in Expenses. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease or are lower than estimated, or if a fee limitation or waiver is changed or terminated.

Structured Securities Risk. The payment and credit qualities of structured securities derive from their embedded assets, and they may behave in ways not anticipated by the Fund, or they may not receive tax, accounting or regulatory treatment anticipated by the Fund.

Risks Associated with Concentration in the Banking Industry. The Fund may invest a significant portion of its assets in obligations that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Foreign Securities Risk.  Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments.  Lack of information and less market regulation may also affect the value of these securities.

Portfolio Selection Risk. The portfolio manager’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect.

Redemption Risk. The Fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the Fund’s ability to maintain a $1.00 share price. In addition, the Fund may suspend redemptions when permitted by applicable regulations.

These risks are discussed in more detail later in the Prospectus or in the SAI.

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual returns for the designated periods. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1020 (toll-free).

ANNUAL TOTAL RETURNS
Original Shares
2001 – 2010

10%

 8%

 6%
                              4.53 4.72
 4%  3.48                     XXXX XXXX
     XXXX                     XXXX XXXX
 2%  XXXX 1.42           2.70 XXXX XXXX 2.18
     XXXX XXXX 0.95 1.10 XXXX XXXX XXXX XXXX
 0%  XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX 0.24 0.03
     2001 2002 2003 2004 2005 2006 2007 2008 2009 2010

                      Calendar Years

During the period shown in the bar chart, the highest return for a quarter was 1.27% (quarter ended March 31, 2001) and the lowest return for a quarter was 0.01% (quarter ended June 30, 2010).  Investors should be mindful that the return of the Fund will remain extremely low as long as the current economic conditions fostering a low rate environment persist.

The year-to-date (from January 1, 2011 to June 30, 2011) total return for Original Shares was 0.01%.

	Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Years	10 Years
Original Shares	0.03%	2.32%	2.12%
Service Shares	0.01%	2.14%	1.90%

Please call (800) 437-1020 toll-free to obtain the Fund’s most current seven-day yield.

Management

Investment Adviser: Asset Management Group of Bank of Hawaii

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Service Shares either through a financial advisor or directly from the Fund. Subject to certain limited exceptions, Original Shares may be purchased, redeemed or exchanged only through a financial intermediary. The minimum initial purchase into the Fund is $1,000, and $50 if an automatic investment program is established. There is no minimum for subsequent investments.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its Distributor or Administrator may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

PACIFIC CAPITAL TAX-FREE CASH ASSETS TRUST

FUND SUMMARY

Investment Objective

The Fund’s objective is to provide safety of principal while achieving as high a level as possible of liquidity and of current income exempt from Federal and Hawaii income taxes.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. More information about eligibility requirements for each share class is available from your financial advisor and in "Purchases – Opening an Account” on page 29 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)

	Original Shares	Service Shares

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)

Investment Advisory Fee	0.32%	0.32%

Distribution (12b-1) Fee	None	0.25%

Other Expenses	0.23%	0.23%
Total Annual Fund Operating Expenses	0.55%	0.80%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Original Shares	$56	$176	$307	$689
Service Shares	$82	$255	$444	$990

Principal Investment Strategies

The Fund seeks to attain its investment objective by investing in municipal obligations of Hawaiian issuers to the extent that obligations of the desired quality, maturity and interest rate are available; otherwise by investing in similar obligations of non-Hawaii issuers. These obligations must have remaining maturities not exceeding 397 days, must be of high quality and must present minimal credit risks. At least 80% of the Tax-Free Fund’s assets must be invested in Municipal Obligations (as defined below).

The Fund may invest up to 20% of its assets in Municipal Obligations subject to regular Federal taxes and/or the Federal alternative minimum tax.

Under the current management policies, the Fund invests in the following types of obligations:

Municipal Obligations

The term “Municipal Obligations” is used to mean obligations with maturities of 397 days or less paying interest which, in the opinion of bond counsel or other appropriate counsel, is exempt from regular Federal income taxes. “Hawaiian Obligations” are Municipal Obligations, including those of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands, paying interest which, in the opinion of bond counsel or other appropriate counsel, is also exempt from Hawaii state income taxes.

Since it is not possible to predict the extent to which suitable Hawaiian Obligations will be available for investment, the Tax-Free Fund has no investment restriction limiting the proportion of its portfolio which it may invest in other Municipal Obligations.

Municipal Obligations are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities.  These securities include participation or other interests in municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.  Some Municipal Obligations, such as general obligation issues, are backed by the issuer’s taxing authority, while other Municipal Obligations, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The Fund seeks to maintain a net asset value of $1.00 per share. Under applicable regulations, it is subject to related maturity, quality, diversification and liquidity requirements.

Principal Risks

An investment in the Fund is not a deposit in, nor endorsed or guaranteed by, any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Market and Interest Rate Risk. There may be changes in interest rates, lack of liquidity or other disruptions in the bond markets or other adverse market events and conditions. Such conditions have contributed to a low rate environment resulting in historically low yields returned by money market funds. As these conditions persist, investors should be aware that the yield or return for the Fund could remain extremely low.

Credit Risk. An issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

Yield Risk. The amount of income received by the Fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the Fund’s expenses could absorb all or a significant portion of the Fund’s income. If interest rates increase, the Fund’s yield may not increase proportionately. For example, the Fund’s Adviser or Administrator may discontinue their current voluntary fee waivers. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the Fund’s yield.

Risk of Increase in Expenses. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease or are lower than estimated, or if a fee limitation or waiver is changed or terminated.

Risks Associated with Investments in Hawaiian Obligations. The Fund may be affected significantly by adverse economic, political or other events affecting Hawaii municipal issuers.

Tax Risk. The income on the Fund’s Municipal Obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Structured Securities Risk. The payment and credit qualities of structured securities are derived from their embedded assets, and they may behave in ways not anticipated by the Fund, or they may not receive tax, accounting or regulatory treatment anticipated by the Fund.

Risks Associated with Concentration in the Banking Industry. The Fund may invest a significant portion of its assets in municipal securities and interests in municipal securities that are issued or backed by U.S. and non-U.S. banks, and thus may be more susceptible to negative events affecting the worldwide banking industry.

Portfolio Selection Risk. The portfolio manager’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect.

Redemption Risk. The Fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the Fund’s ability to maintain a $1.00 share price. In addition, the Fund may suspend redemptions when permitted by applicable regulations.

The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. However, the Fund intends to comply with the diversification requirements applicable to money market funds which limit the Fund’s ability to invest in the obligations of a single issuer.

These risks are discussed in more detail later in the Prospectus or in the SAI.

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual returns for the designated periods. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1020 (toll-free).

ANNUAL TOTAL RETURNS
Original Shares
2001 – 2010
10%

 8%

 6%

 4%
     2.46                     2.95 3.14
 2%  XXXX 1.19           1.94 XXXX XXXX 1.80
     XXXX XXXX 0.88 0.99 XXXX XXXX XXXX XXXX
 0%  XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX 0.19 0.02
     2001 2002 2003 2004 2005 2006 2007 2008 2009 2010

                 Calendar Years

During the period shown in the bar chart, the highest return for a quarter was 0.80% (quarter ended March 31, 2001) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2010).  Investors should be mindful that the return of the Fund will remain extremely low as long as the current economic conditions fostering a low rate environment persist.

The year-to-date (from January 1, 2011 to June 30, 2011) total return for Original Shares was 0.01%.

	Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Years	10 Years

Original Shares	0.02%	1.61%	1.55%
Service Shares	0.01%	1.43%	1.33%

Please call (800) 437-1020 toll-free to obtain the Fund’s most current seven-day yield.

Management

Investment Adviser: Asset Management Group of Bank of Hawaii

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Service Shares either through a financial advisor or directly from the Fund. Subject to certain limited exceptions, Original Shares may be purchased, redeemed or exchanged only through a financial intermediary. The minimum initial purchase into the Fund is $1,000, and $50 if an automatic investment program is established. There is no minimum for subsequent investments.

Tax Information

The Fund intends to distribute income that is exempt from regular Federal income taxes and, to the extent derived from Hawaiian Obligations, from Hawaii state income taxes. Portions of the Fund’s distributions may be subject to such taxes and/or to the Federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its Distributor or Administrator may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

PACIFIC CAPITAL U.S. GOVERNMENT SECURITIES CASH ASSETS TRUST

FUND SUMMARY

Investment Objective

The Fund’s objective is to provide safety of principal while achieving as high a level as possible of liquidity and of current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  More information about eligibility requirements for each share class is available from your financial advisor and in "Purchases – Opening an Account” on page 29 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)

	Original Shares	Service Shares

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)

Investment Advisory Fee	0.33%	0.33%

Distribution (12b-1) Fee	None	0.25%

Other Expenses	0.14%	0.14%
Total Annual Fund Operating Expenses	0.47%	0.72%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Original Shares	$48	$151	$263	$591
Service Shares	$74	$230	$401	$894

Principal Investment Strategies

The Fund seeks to attain its investment objective by investing in short-term direct obligations of the United States Treasury, in other obligations issued or guaranteed by agencies or instrumentalities of the United States Government (with remaining maturities of one year or less), and in certain repurchase agreements secured by U.S. government securities.

Under the current management policies, the Fund invests in the following types of obligations:

U. S. Treasury Obligations

The U.S. Treasury issues various types of marketable securities, consisting of bills, notes, bonds, and certificates of indebtedness, which are all direct obligations of the U.S. government backed by its “full faith and credit” and which differ primarily in the length of their maturity. The Fund may also invest in separately traded principal and interest components of securities issued by the United States Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”). These instruments may experience more market volatility than regular treasury securities.

Other U.S. Government Securities

           U.S. government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Farmers Home Administration, Federal Farm Credit System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Housing Administration, Federal National Mortgage Association, Financing Corporation, Government National Mortgage Association, Resolution Funding Corporation, Small Business Administration, Student Loan Marketing Association, Tennessee Valley Authority and the Federal Deposit Insurance Corporation.

Securities issued or guaranteed by U.S. government agencies and instrumentalities are not always supported by the full faith and credit of the United States. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

Repurchase Agreements

The Fund may purchase securities subject to repurchase agreements provided that such securities are U.S. government securities. Repurchase agreements may be entered into only with commercial banks or broker/dealers.

The Fund seeks to maintain a stable share price of $1.00. Under applicable regulations, it is subject to related maturity, quality, diversification and liquidity requirements.

Principal Risks

An investment in the Fund is not a deposit in, nor endorsed or guaranteed by, any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Market and Interest Rate Risk. There may be changes in interest rates, lack of liquidity or other disruptions in the bond markets or other adverse market events and conditions. Such conditions have contributed to a low rate environment resulting in historically low yields returned by money market funds. As these conditions persist, investors should be aware that the yield or return for the Fund could remain extremely low.

Credit Risk. An issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

Yield Risk. The amount of income received by the Fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the Fund’s expenses could absorb all or a significant portion of the Fund’s income. If interest rates increase, the Fund’s yield may not increase proportionately. For example, the Fund’s Adviser or Administrator may discontinue their current voluntary fee waivers. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the Fund’s yield.

Risk of Increase in Expenses. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease or are lower than estimated, or if a fee limitation or waiver is changed or terminated.

Portfolio Selection Risk. The portfolio manager’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect.

Redemption Risk. The Fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the Fund’s ability to maintain a $1.00 share price. In addition, the Fund may suspend redemptions when permitted by applicable regulations.

These risks are discussed in more detail later in the Prospectus or in the SAI.

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual returns for the designated periods. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1020 (toll-free).

ANNUAL TOTAL RETURNS
Original Shares
2001 – 2010

10%

 8%

 6%
                              4.59 4.73
 4%                           XXXX XXXX
     3.69                2.74 XXXX XXXX
 2%  XXXX 1.43           XXXX XXXX XXXX 1.79
     XXXX XXXX 1.00 1.16 XXXX XXXX XXXX XXXX
 0%  XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX 0.05 0.01
     2001 2002 2003 2004 2005 2006 2007 2008 2009 2010

                       Calendar Years

During the period shown in the bar chart, the highest return for a quarter was 1.29% (quarter ended March 31, 2001) and the lowest return for a quarter was 0.00% (quarter ended June 30, 2010).  Investors should be mindful that the return of the Fund will remain extremely low as long as the current economic conditions fostering a low rate environment persist.

The year-to-date (from January 1, 2011 to June 30, 2011) total return for Original Shares was 0.00%.

	Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Years	10 Years

Original Shares	0.01%	2.21%	2.11%
Service Shares	0.01%	2.05%	1.90%

Please call (800) 437-1020 toll-free to obtain the Fund’s most current seven-day yield.

Management

Investment Adviser: Asset Management Group of Bank of Hawaii

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Service Shares either through a financial advisor or directly from the Fund. Subject to certain limited exceptions, Original Shares may be purchased, redeemed or exchanged only through a financial intermediary. The minimum initial purchase into the Fund is $1,000, and $50 if an automatic investment program is established. There is no minimum for subsequent investments.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its Distributor or Administrator may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

The Cash Fund: Objective and Principal Investment Strategies

“What is the Cash Fund’s objective?”

           The objective of the Cash Fund, which is a fundamental policy, is to achieve a high level of current income, stability and liquidity for investors’ cash assets by investing in a diversified portfolio of short-term “money-market” securities meeting specific quality standards.

“What are the Cash Fund’s principal investment strategies?”

The Cash Fund seeks to attain this objective by investing in short-term money-market securities denominated in U.S. dollars that are of high quality and present minimal credit risks.

Under the current management policies, the Cash Fund invests primarily in the following types of obligations:

(1) Obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

(2) Bank obligations and instruments secured by them. (“Banks” include commercial banks, savings banks and savings and loan associations; they include foreign banks and foreign branches of United States banks.)

(3) Short-term corporate debt known as “commercial paper.”

(4) Corporate debt obligations (for example, bonds and debentures). Debentures are a form of unsecured corporate debt.

(5) Municipal debt obligations issued by or on behalf of states, cities, municipalities and other public authorities.  These securities include participation or other interests in municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.  Some municipal obligations, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal obligations, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

(6) Repurchase agreements.

(7) Refunded Securities, which are debt securities the principal and interest of which are paid by “Government Securities” (as defined in the Investment Company Act of 1940 as amended (the “1940 Act”)) that have been placed in an escrow account and pledged only to the payment of the debt security. In general, Government Securities are those the principal and interest of which are paid by or are guaranteed by the U.S. Government or its instrumentalities.  The Cash Fund will invest only in Refunded Securities meeting the applicable requirements of Rule 5b-3 under the 1940 Act.

The Cash Fund seeks to maintain a net asset value of $1.00 per share.

In general, not more than 5% of the Cash Fund’s total assets can be invested in the securities of any one issuer.

The dollar-weighted average portfolio maturity of the Cash Fund will be 60 days or less and the Cash Fund may buy only those instruments that have a remaining maturity of 397 days or less. In addition, the Fund must comply with rules with respect to the Fund’s weighted average life.

Securities the Cash Fund buys must present minimal credit risks and at the time of purchase be rated in the two highest rating categories for short-term securities by one or more of the nationally recognized statistical rating organizations (“NRSROs”) or, if unrated, be determined by the Adviser to be of comparable quality. Some securities may have third-party guarantees to meet these rating requirements.

Asset Management Group of Bank of Hawaii (the “Adviser”) seeks to develop an appropriate portfolio by considering the differences among securities of different issuers, yields, maturities and market sectors.

The Cash Fund will purchase only those issues that it believes will enable it to achieve and maintain the highest rating for a mutual fund by an NRSRO.  There is no assurance that it will be able to maintain such rating.  As a result of this policy, the range of obligations in which the Cash Fund can invest is reduced and the yield obtained on such obligations may be less than would be the case if this policy were not in force.

The Cash Fund may change any of its management policies  without shareholder approval.

The Tax-Free Fund: Objective and Principal Investment Strategies

“What is the Tax-Free Fund’s objective?”

The objective of the Tax-Free Fund, which is a fundamental policy, is to provide safety of principal while achieving as high a level as possible of liquidity and of current income exempt from Federal and Hawaii income taxes.

“What are the Tax-Free Fund’s investment strategies?”

The Tax-Free Fund seeks to attain this objective by investing in municipal obligations of Hawaiian issuers to the extent that obligations of the desired quality, maturity and interest rate are available; otherwise by investing in similar obligations of non-Hawaii issuers. These obligations must have remaining maturities not exceeding 397 days (or demand features that entitle the Tax-Free Fund to receive the principal amount of the obligations either at any time or at specified intervals), must be of high quality and must present minimal credit risks. At least 80% of the Tax-Free Fund’s assets must be invested in Municipal Obligations (as defined below).

Under the current management policies, the Tax-Free Fund invests in the following types of obligations:

Municipal Obligations

As used in this Prospectus, the term “Municipal Obligations” means obligations with maturities of 397 days or less paying interest which, at the time the securities are issued in the opinion of bond counsel or other appropriate counsel, is exempt from regular Federal income taxes. “Hawaiian Obligations” are Municipal Obligations, including those of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands, paying interest which, at the time the securities are issued, in the opinion of bond counsel or other appropriate counsel, is also exempt from Hawaii state income taxes.

Since it is not possible to predict the extent to which suitable Hawaiian Obligations will be available for investment, the Tax-Free Fund has no investment restriction limiting the proportion of its portfolio which it may invest in other Municipal Obligations.

Although exempt from regular Federal income tax, interest paid on certain types of Municipal Obligations, and dividends which the Tax-Free Fund might pay from this interest, are preference items for purposes of the Federal alternative minimum tax. As a fundamental policy, at least 80% of the Tax-Free Fund’s net assets will be invested in Municipal Obligations the interest paid on which will not be subject to regular Federal taxes and/or the Federal alternative minimum tax; accordingly, the Tax-Free Fund can invest up to 20% of its assets in obligations the interest on which is subject to regular Federal taxes and/or the Federal alternative minimum tax. The Tax-Free Fund may refrain entirely from purchasing these types of Municipal Obligations.

            Municipal Obligations are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities.  These securities include participation or other interests in municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.  Some Municipal Obligations, such as general obligation issues, are backed by the issuer’s taxing authority, while other Municipal Obligations, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

Concentration

From time to time the Tax-Free Fund may invest 25% or more of its assets in Municipal Obligations that are related in such a way that an economic, business or political development or change affecting one of these obligations would also affect the other obligations, for example, Municipal Obligations the interest on which is paid from revenues of similar type projects or Municipal Obligations whose issuers are located in the same state.

Other Investment Strategies

The Tax-Free Fund may invest up to 20% of its net assets in taxable short-term obligations including repurchase agreements.

The Tax-Free Fund seeks to maintain a net asset value of $1.00 per share.

The dollar-weighted average portfolio maturity of the Tax-Free Fund will be 60 days or less and the Tax-Free Fund may buy only those instruments that have a remaining maturity of 397 days or less. In addition, the Fund must comply with rules with respect to the Fund’s weighted average life.

     Securities the Tax-Free Fund buys must present minimal credit risks and at the time of purchase be rated in the two highest rating categories for short-term securities by one or more of the NRSROs or, if they are unrated, be determined by the Adviser to be of comparable quality. Some securities may have third-party guarantees to meet these rating requirements.

The Adviser seeks to develop an appropriate portfolio by considering the differences among securities of different issuers, yields, maturities and market sectors.

The Tax-Free Fund may change any of its management policies without shareholder approval.

The Government Securities Fund: Objective and Principal Investment Strategies

“What is the Government Securities Fund’s objective?”

The objective of the Government Securities Fund, which is a fundamental policy, is to provide safety of principal while achieving as high a level as possible of liquidity and of current income.

“What are the Government Securities Fund’s investment strategies?”

The Government Securities Fund seeks to attain this objective by investing in short-term direct obligations of the United States Treasury, in other obligations issued or guaranteed by agencies or instrumentalities of the United States Government (with remaining maturities of one year or less), and in certain repurchase agreements secured by U.S. government securities.

Under the current management policies, the Government Securities Fund invests in the following types of obligations:

U. S. Treasury Obligations

The U.S. Treasury issues various types of marketable securities, consisting of bills, notes, bonds, and certificates of indebtedness, which are all direct obligations of the U.S. government backed by its “full faith and credit” and which differ primarily in the length of their maturity. The Fund may also invest in separately traded principal and interest components of securities issued by the United States Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. These instruments may experience more market volatility than regular treasury securities.

Other U.S. Government Securities

The Government Securities Fund may invest in obligations issued or guaranteed by agencies or instrumentalities of the United States Government (with remaining maturities of one year or less).  The Government Securities Fund will invest in government securities, including securities of agencies and instrumentalities, only if the Adviser (pursuant to procedures approved by the Board of Trustees) is satisfied that these obligations present minimal credit risks.  See “More on the Funds’ Investment Strategies - U.S. Government Securities” for more information on U.S. government securities in which the Government Securities Fund may invest.

Repurchase Agreements

The Government Securities Fund may purchase securities subject to repurchase agreements provided that such securities are U.S. government securities. Repurchase agreements may be entered into only with commercial banks or broker/dealers. Subject to the control of the Board of Trustees, the Adviser will regularly review the financial strength of all parties to repurchase agreements with the Government Securities Fund.

The Government Securities Fund seeks to maintain a net asset value of $1.00 per share.

The dollar-weighted average portfolio maturity of the Government Securities Fund will be 60 days or less and the Government Securities Fund may buy only those instruments that have a remaining maturity of 397 days or less. In addition, the Fund must comply with rules with respect to the Fund’s weighted average life.

Securities the Government Securities Fund buys must present minimal credit risks and at the time of purchase be rated in the two highest rating categories for short-term securities by one or more of the NRSROs or, if they are unrated, be determined by the Board of Trustees to be of comparable quality. Some securities may have third-party guarantees to meet these rating requirements.

The Adviser seeks to develop an appropriate portfolio by considering the differences among securities of different issuers, yields, maturities and market sectors.

The Government Securities Fund will purchase only those issues that it believes will enable it to achieve and maintain the highest rating for a mutual fund by an NRSRO. There is no assurance that it will be able to maintain such rating. As a result of this policy, the range of obligations in which the Government Securities Fund can invest is reduced and the yield obtained on such obligations may be less than would be the case if this policy were not in force.

The Government Securities Fund may change any of its management policies without shareholder approval.

More on the Funds’ Investment Strategies

U.S. Government Securities (All Funds)

U.S. government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Farmers Home Administration, Federal Farm Credit System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Housing Administration, Federal National Mortgage Association (“Fannie Mae”), Government National Mortgage Association, Resolution Funding Corporation, Small Business Administration, Student Loan Marketing Association, Tennessee Valley Authority and the Federal Deposit Insurance Corporation.

Securities issued by U.S. government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Government National Mortgage Association and the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the U.S. Treasury (however, this guarantee does not apply to losses resulting from declines in the market value of these securities).  Others, such as securities issued by Fannie Mae and Freddie Mac are supported only by the credit of the instrumentality and not by the U.S. Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Municipal Obligations (Cash Fund and Tax-Free Fund only)

Municipal obligations include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects. Some of these securities may have stated final maturities of more than 397 days but have demand features that entitle a Fund to receive the principal amount of the securities either at any time or at specified intervals.

Repurchase Agreements (All Funds)

In a repurchase agreement, a Fund purchases securities from a broker/dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specified price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, a Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

Structured Instruments (Cash Fund and Tax-Free Fund only)

A Fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. The payment and credit qualities of these instruments derive from the underlying assets embedded in the structure.

Structured securities include variable rate demand instruments and participation interests that are backed by underlying municipal or other securities. Variable rate demand instruments require the issuer or a third party, such as a bank, insurer or broker/dealer, to repurchase the security for its face value upon demand and typically have interest rates that reset on a daily or weekly basis. In a participation interest, a bank or other financial institution sells undivided interests in a municipal or other security it owns. Participation interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell the interests back to the issuer after a specified notice period.

Structured securities also include variable amount master demand notes which are repayable on not more than 30 days’ notice.  Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument.  Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them. Variable amount master demand notes repayable in more than seven days are securities which are not readily marketable, and fall within a Fund’s overall 5% limitation on securities which are illiquid. These notes are also subject to credit risk.

When-Issued Securities, Delayed Delivery and Forward Commitment Transactions (Cash Fund and Tax-Free Fund only)

A Fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. A Fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on a Fund, making the value of an investment in the Fund more volatile and increasing the Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has set aside to cover these positions.

Credit Downgrades and Other Credit Events

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, a Fund’s portfolio manager will decide whether the security should be held or sold and provide a quarterly report on the ongoing status of such holdings to the Board of Trustees for their review and consideration. Upon the occurrence of certain triggering events or defaults on a security held by a Fund, or if an obligor of such a security has difficulty meeting its obligations, a Fund may obtain a new or restructured security or underlying assets. In that case, a Fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the Fund may incur expenses to protect the Fund’s interest in securities experiencing these events.

Defensive investing

Each Fund may hold cash uninvested and, if so, the Fund may be subject to risk with respect to the depository institution holding the cash.  In addition, a Fund will not earn income on those assets. If a Fund takes a temporary defensive position, it will be more difficult for the Fund to achieve its investment objective.

Other Investments

Each Fund also may use other strategies and invest in other investments that are described, along with their risks, in the SAI.  However, a Fund might not use all of the strategies and techniques or invest in all of the types of investments described in this prospectus or in the SAI.

$1.00 Net Asset Value

In order to maintain a $1.00 per share net asset value, a Fund could reduce the number of its outstanding shares. For example, a Fund could do this if there were to be a default on an investment held by the Fund, if expenses exceed the Fund’s income, or if an investment were to decline significantly in value. If this were to happen, you would own fewer shares and lose money. By investing in a Fund, you agree to this reduction should it become necessary.

Main Risks of Investing in the Funds

Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

Investment in a Fund is not a deposit in, nor endorsed or guaranteed by, any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market and Interest Rate Risk. There may be changes in interest rates, lack of liquidity or other disruptions in the bond markets or other adverse market events and conditions. Such conditions have contributed to a low rate environment resulting in historically low yields returned by money market funds. The financial crisis had a significant adverse effect on the financial markets. In response to the crisis, the U.S. and other governments and the

Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.  As these conditions persist, investors should be aware that the yield or return for the Funds could remain extremely low.

Credit Risk. Each Fund invests in securities that are rated, when the Fund buys them, in the two highest short-term rating categories or, if not rated, are, in the Adviser’s opinion, of comparable quality. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by the Fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a security held by a Fund fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded, which could happen rapidly, or the credit quality or value of any underlying assets declines, the value of your investment in the Fund could decline significantly, particularly in certain market environments. If a Fund enters into a financial contract (such as a repurchase agreement) the Fund will be subject to the credit risk presented by the counterparty.

Upon the occurrence of certain triggering events or defaults on a security held by a Fund, or if the Fund’s portfolio manager believes that an obligor of such a security may have difficulty meeting its obligations, the Fund may obtain a new or restructured security or underlying assets. In that case, the Fund may become the holder of securities or assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, a Fund may incur expenses to protect the Fund’s interest in securities experiencing these events. Any of these events may cause you to lose money.

Yield Risk. The amount of income received by a Fund will go up or down depending on day-to-day variations in short-term interest rates. When interest rates are very low a Fund’s expenses could absorb all or a significant portion of the Fund’s income, and, if a Fund’s expenses exceed the Fund’s income, the Fund may be unable to maintain its $1.00 share price. If interest rates increase, a Fund’s yield may not increase proportionately. For example, the Funds’ Adviser or Administrator may discontinue their current voluntary fee waivers. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on a Fund’s yield. Under these new regulations, a Fund may be required to maintain greater liquidity based on characteristics and anticipated liquidity needs of its shareholders and a Fund may have a lower yield than money market funds with a different shareholder base.

Risk of Increase in Expenses. Your actual costs of investing in a Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease or are lower than estimated, or if a fee limitation or waiver is changed or terminated.

Risks Associated with Investments in Hawaiian Obligations (Tax-Free Fund only). The Fund may be affected significantly by adverse economic, political or other events affecting Hawaii municipal issuers. Hawaii’s economy, which relies substantially on tourism, depends significantly on conditions in the U.S. economy and key international economies, especially Japan.  Hawaii, like the rest of the country, recently suffered a severe economic recession from which it is still in the process of recovering  These and other factors may affect adversely the ability of the issuers of Hawaii municipal obligations to make required payments of interest and principal, as well as the market value and marketability of municipal obligations held by the Fund. The foregoing and other factors may result in losses to the Fund. More detailed information about the economy of Hawaii may be found in the SAI.

Decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, may adversely affect municipal securities since issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes.  Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of Federal programs providing financial support.  Where municipal securities are issued to finance particular projects, especially those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments.  Adverse financial and economic conditions and developments in those sectors may result in lower revenues to issuers of municipal securities and may also have an adverse affect on the broader municipal securities market.

There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult.  In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence.  Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities.  The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.

Tax Risk (Tax-Free Fund only). The Fund purchases municipal securities the interest on which, in the opinion of bond counsel or other appropriate counsel at the time the securities are issued, is exempt from regular Federal and Hawaii state income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state taxing authorities will agree with bond counsel’s opinion. If the IRS or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to Federal and/or Hawaii state income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation or adverse interpretations by regulatory authorities could also adversely affect the tax status of municipal securities held by the Fund.

Structured Securities Risk (Cash Fund and Tax-Free Fund only). The value of a structured security in which a Fund invests depends on the value of the underlying assets and the terms of the particular security. Investment by a Fund in certain structured securities may have the effect of increasing the Fund’s exposure to interest rate, market or credit risk, even if they are not primarily intended for these purposes. Structured securities may behave in ways not anticipated by a Fund, and they raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in the underlying assets. These issues could be resolved in a manner that could hurt the performance of a Fund.

Risks Associated with Concentration in the Banking Industry (Cash Fund and Tax-Free Fund only). The Cash Fund may invest a significant portion of its assets in obligations that are issued or backed by U.S. and non-U.S. banks, and the Tax-Free Fund may invest a significant portion of its assets in municipal securities and interests in municipal securities that are issued or backed by U.S. and non-U.S. banks. This means that an investment in the Cash Fund or the Tax-Free Fund may be particularly susceptible to adverse events affecting the banking industry. Banks depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance their lending and other operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get into financial trouble, their failure to repay the bank will adversely affect the bank’s financial situation. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. The ongoing global financial crisis has severely affected many banks, other financial institutions and other obligors for securities held by a Fund. Governmental entities have recently provided support to certain financial institutions, but there is no assurance they will continue to do so. Some of the entities backing Fund investments may be non-U.S. institutions and, therefore, an investment in a Fund may involve foreign securities risk.

Foreign Securities Risk (Cash Fund). Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by a Fund or issuers of securities, and political or social instability. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. As a result, there may be rapid changes in the value of foreign securities. Non-U.S. markets may also offer less protection to investors, such as a Fund.

Portfolio Selection Risk. The portfolio manager’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect.

Redemption Risk. A Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that a Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in a Fund could cause the remaining shareholders in the Fund to lose money. Further, if one decision maker has control of Fund shares owned by separate Fund shareholders, including clients or affiliates of a Fund’s investment adviser or administrator, redemptions by these shareholders may further increase the Fund’s redemption risk. If a Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the Fund’s ability to maintain a stable $1.00 share price may be affected. In addition, a Fund may suspend redemptions when permitted by applicable regulations.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future.

You should also be aware that the Funds’ adviser, administrator and their respective affiliates are under no obligation to provide financial support to the Funds or take other measures to ensure that you receive $1.00 per share for your investment in a Fund. You should not invest in a Fund with the expectation that any such action will be taken.

Please note that there are other factors that could adversely affect your investment and that could prevent a Fund from achieving its investment objective.  More information about risks appears in the SAI.  Before investing, you should carefully consider the risks you will assume.

Waivers

The Adviser and Aquila Investment Management LLC (the “Administrator”) have recently taken action to maintain a positive yield for shareholders of the Funds.  In response to current market conditions, the Adviser and Administrator have waived, and may continue to waive, portions of their respective advisory and administration fees, and, in addition, payments of certain fees under each Fund’s Distribution Plan for Service Shares also have been, and may continue to be, reduced.  While there is no contractual or other requirement that such waivers and/or reductions in payment occur or continue, the Adviser and the Administrator have informed the Funds that they intend to continue to take reasonably practicable steps to maintain a positive yield for shareholders.  There can be no assurance that these measures will be sufficient to maintain a positive yield each day.

Portfolio Holdings
A description of the Funds’ policies and procedures with respect to the disclosure of portfolio securities is available in the SAI.

Management of the Funds

“How are the Funds managed?”

Asset Management Group of Bank of Hawaii, Financial Plaza of the Pacific, 130 Merchant Street, Suite 370, Honolulu, HI 96813, the Adviser, is the investment adviser for each of the Funds. Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Administrator, is responsible for administrative services, including providing for the maintenance of the headquarters of the Funds, overseeing relationships between the Funds and the service providers to the Funds, maintaining the Funds’ books and records and providing other administrative services.

Under the Advisory Agreements, the Adviser provides for investment supervision, including supervising continuously the investment program of each Fund and the composition of its portfolio; determining what securities will be purchased or sold by each Fund; and arranging for the purchase and the sale of securities held in the portfolio of each Fund.

During the fiscal year ended March 31, 2011, each Fund paid fees, payable monthly and computed on the net asset value of the Fund as of the close of business each business day, to the Adviser under the Advisory Agreement and to the Administrator under the Administration Agreement, as follows:

Advisory and Administration Fees
(Percent)

Fund	Asset Level	Advisory	Administration	Total
Cash Fund	$0 - $400 Million	0.397%	0.103%	0.50%
	Above $400 Million	0.364%	0.086%	0.45%
Tax-Free Fund	$0 - $300 Million	0.318%	0.082%	0.40%
	Above $300 Million	0.285%	0.065%	0.35%
U.S. Government Fund	$0 - $1,900 Million	0.328%	0.072%	0.40%
	Above $1,900 Million	0.295%	0.055%	0.35%

Information about the Adviser and the Administrator

The Adviser is a division of Bank of Hawaii, all of whose shares are owned by Bank of Hawaii Corporation (“BOH Corp.”). The Adviser, 130 Merchant Street, Suite 370, Honolulu, HI 96813, is a registered investment adviser.  As of March 31, 2011, the Adviser had approximately $6.8 billion in assets under management.  BOH Corp. is a bank holding company registered under the Bank Holding Company Act of 1956, as amended, and its common stock is registered under the Securities Exchange Act of 1934 and is listed and traded on the New York Stock Exchange.  BOH Corp. files annual and periodic reports with the Securities and Exchange Commission which are available for public inspection.

The Funds’ Administrator is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder of each fund in the Aquila Group of Funds, which consists of three money-market funds, seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund. As of June 30, 2011, these funds had aggregate assets of approximately $4.2 billion, of which approximately $1.2 billion consisted of assets of the money-market funds. AMC’s address is the same as that of the Administrator. AMC, which was founded in 1984, is owned, directly, and through certain trusts, by members of the family of Mr. Lacy B. Herrmann. No individual holds with the power to vote, directly or indirectly, more than 24.9% of the voting shares of AMC. Performance of the Administration Agreement is guaranteed by AMC.

Net Asset Value Per Share

The net asset value of the shares of each of the Funds’ classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a “business day”), by dividing the value of the Fund’s net assets (which means the value of the assets less liabilities) allocable to the class by the total number of shares of such class outstanding at the time. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form.

The net asset value per share of each Fund is based on a valuation of the Fund’s investments at amortized cost.  This method of valuation is designed to permit a money market fund to maintain a constant net asset value of $1.00 per share, but there is no guarantee that it will do so.

The New York Stock Exchange annually announces the days on which it will not be open.  The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the New York Stock Exchange may close on days not included in that announcement.

Purchases

Opening an Account

To open a new account directly with any Fund, you must send a properly completed New Account Application to BNY Mellon (the “Agent”). The Funds will not honor redemption of shares purchased by wire payment until a properly completed New Account Application has been received by the Agent. The minimum initial investment is $1,000. Subsequent investments may be in any amount.

Original Shares are offered solely to (1) financial institutions for the investment of funds for their own account or acting for investors in a fiduciary, agency, investment advisory or custodial capacity; (2) persons entitled to exchange into Original Shares under the exchange privileges of the Funds; (3) Trustees and officers of funds in the Aquila Group of Funds; (4) officers and employees of the Adviser, the Administrator and the Distributor, Aquila Distributors, Inc., and (5) shareholders owning shares of any of the Funds of record on January 20, 1995, the date on which the Funds first offered two classes of shares.

You can make direct investments in shares in any of these three ways:

1. By Mail. You can make payment by check, money order, Federal Reserve draft or other negotiable bank draft drawn in United States dollars on a United States commercial or savings bank or credit union (each of which is a “Financial Institution”) payable to the order of Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust or Pacific Capital U.S. Government Securities Cash Assets Trust, as the case may be, and mailed to:

(Specify the name of the Fund)

Regular Mail Address:
BNY Mellon
c/o Aquila Group of Funds
P.O. Box 9823
Providence, RI 02940-8023

Overnight Mail Address:
                BNY Mellon
c/o Aquila Group of Funds
4400 Computer Drive
Westborough, MA 01581

2. By Wire. You can wire Federal Funds (monies credited to a bank’s account with a Federal Reserve Bank) to PNC Bank, NA. Telephone the Agent (toll-free) at 800-437-1000 (individual shareholders) or 877-953-6932 (broker/dealers) to advise us that you would like to purchase shares of the Trust by wire transfer.  We will provide appropriate instructions at that time. Your bank may impose a charge for wiring funds.

3. Through Brokers. If you wish, you may invest in the Funds by purchasing shares through registered broker/dealers.

The Funds impose no sales charge on purchases of shares, although financial intermediaries may make charges to their customers for their services. The services to be provided and the fees therefor are established by each financial intermediary acting independently; financial intermediaries may also determine to establish, as to accounts serviced by them, higher initial or subsequent investment requirements than those required by the Funds.

Financial intermediaries are responsible for prompt transmission of orders placed through them.

Banks may offer an arrangement whereby their customers may invest in Service Shares of any Fund by establishing a “sweep account” with them. A sweep account connects an FDIC-insured checking account with an account with the Funds. When money is transferred out of a checking account for investment in any of the Funds, it is no longer covered by FDIC insurance. Because of the special arrangements for automated purchases and redemptions of Service Shares that sweep accounts involve, certain options or other features described in this Prospectus (such as alternative purchase and redemption procedures, dividend and distribution arrangements or share certificates) may not be available to persons investing through such accounts. Investments through a sweep account are governed by the terms and conditions of the account (including fees and expenses associated with the account), which are typically set forth in agreements and accompanying disclosure statements used to establish the account. You should review copies of these materials before investing in a Fund through a sweep account.

If you are not investing through a financial intermediary, you should follow these instructions:

Opening An Account	Adding to an Account

*Make out a check for the investment amount payable to the appropriate Fund.

*Complete a New Account Application, which is available with the Prospectus or upon request, indicating the features you wish to authorize.

*Send your check and completed New Account Application to your dealer or to the Funds’ Agent, BNY Mellon, or

*Wire funds as described above.

*Make out a check for the investment amount payable to the appropriate Fund.

*Fill out the pre-printed stub attached to each Fund’s confirmations or supply the name(s) of account owner(s), the account number and the name of the Fund.

*Send your check and account information to your dealer or to the Funds’ Agent, BNY Mellon, or

*Wire funds as described above.

Be sure to supply the name(s) of account owner(s), the account number and the name of the Fund.

If you make additional investments in shares through an account with a financial intermediary, you will follow the procedures of the financial intermediary, rather than the foregoing.

“Can I transfer funds electronically?”

You can have funds transferred electronically, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, “Automatic Investment” and “Telephone Investment.”

* Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

* Telephone Investment: You can make single investments of up to $50,000 by telephone instructions to the Agent.

Before you can transfer funds electronically, the Funds’ Agent must have your completed New Account Application authorizing these features. If you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor, Aquila Distributors, Inc., or the Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, request your broker or dealer to make them. The Funds may modify or terminate these investment methods or charge a service fee, upon 30 days’ written notice to shareholders.

 “In which states can I buy shares of the Funds?”

On the date of this Prospectus, Original Shares are available only in:

Arizona, California, Colorado, Connecticut, Delaware, Hawaii, Kentucky, New Jersey, New York, North Carolina, Oregon, Utah, Washington, and Wisconsin.

 On the date of this Prospectus, Service Shares are available only in:

Arizona, California, Colorado, Connecticut, Delaware, Hawaii, New York, North Carolina, and Oregon.

 “When are shares issued and dividends declared on them?”

The Funds issue shares two ways.

First Method - ordinary investments. You will be paid dividends starting on the day (whether or not a Business Day) after the first Business Day on which your purchase order has been received in proper form and funds have become available for investment. You will be paid a dividend on the day on which your shares are redeemed.

“When will my order become effective under the First Method?”

The Funds must have payment for your purchase available for investment before 4:00 p.m. New York time on a Business Day for your order to be effective on that Business Day.  Your order is effective and you will receive the next determined net asset value per share depending on the method of payment you choose, as follows:

Payment Method	When will an order received before 4:00 p.m. on a Business Day be deemed effective?	When will an order received after 4:00 p.m. on a Business Day be deemed effective?
By wire in Federal Funds or Federal Reserve Draft.	That day.	Next Business Day.
By wire not in Federal Funds.	4:00 p.m. on the Business Day converted to Federal Funds (normally the next Business Day).	4:00 p.m. on the Business Day converted to Federal Funds (normally the next Business Day).
By check.	4:00 p.m. on the Business Day converted to Federal Funds (normally two Business Days for checks on banks in the Federal Reserve System, longer for other banks).	4:00 p.m. on the Business Day converted to Federal Funds (normally two Business Days for checks on banks in the Federal Reserve System, longer for other banks).
Automatic Investment.	The day you specify; if it is not a Business Day, on the next Business Day.
Telephone Investment.	That day.	Next Business Day.

All checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank; if not, shares will not be issued. (The Agent will convert wires and checks to Federal Funds as your agent.)

Second Method - For broker/dealers or banks which have requested that this method be used, to which request a Fund has consented. You will be paid dividends starting on the day on which your purchase order has been received in proper form and  funds have become available for investment. You will not be paid a dividend on the day on which your shares are redeemed.

“When will my order be effective under the Second Method?”

Your purchase order is effective and your funds are deemed available for investment on that day if

(i) You advise the Agent before 3:30 p.m. New York time on a Business Day of a dollar amount to be invested in the Cash Fund or Government Securities Fund and prior to noon of a dollar amount to be invested in the Tax-Free Fund; and

(ii) Your payment in Federal Funds is received by wire on that day.

The second investment method is available to prospective investors in shares of a Fund who wish to use it so that the dividends on their shares will commence to be declared on the day the purchase order is effective. Upon written or phone request the Funds will advise you as to the broker/dealers or banks through which such purchases may be made.

The Agent will maintain records as to which of your shares were purchased under each of the two investment methods set forth above. If you make a redemption request and have purchased shares under both methods, the Agent will, unless you request otherwise, redeem those shares first purchased, regardless of the method under which they were purchased.

Under each method, shares are issued at the net asset value per share next determined after the purchase order is received in proper form. Under each method, the New Account Application must be properly completed and have been received and accepted by the Agent; the Funds or the Distributor may also reject any purchase order. Under each method, Federal Funds (see above) must either be available to the Funds or the payment thereof must be guaranteed to the Funds so that the Funds can be as fully invested as practicable.

Transfer on Death (“TOD”) Registration

The Funds generally permit “transfer on death” (“TOD”) registration of shares purchased directly, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker/dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquila Group of Funds, which specify how the registration becomes effective and  operates. By opening a TOD Account, you agree to be bound by the TOD Rules. TOD registration may not be available if you invest through a financial intermediary.

Redeeming Your Investment

You may redeem some or all of your shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

There is no minimum period for investment in the Funds, except for shares recently purchased by check or by Automatic or Telephone Investment as discussed below.

If you purchased shares of any Fund through broker/dealers, banks and other financial institutions which serve as shareholders of record you must redeem through those institutions, which are responsible for prompt transmission of redemption requests.

How to Redeem Your Investment

By mail, send instructions to:	By telephone, call:	By FAX, send instructions to:
BNY Mellon c/o Aquila Group of Funds P.O. Box 9823 Providence, RI 02940-8023	800-437-1000 toll-free	508-599-1838

For liquidity and convenience, the Funds offer expedited redemption.

Expedited Redemption Methods

You may request expedited redemption in three ways:

1. By Telephone.  The Agent will take instructions from anyone by telephone to redeem shares and make payments:

a) to a Financial Institution account you have previously specified; or

b) by check in the amount of $50,000 or less, mailed to the name and address on the account from which you are redeeming, provided that neither the name nor the address has changed during the prior 30 days. You may only redeem by check via telephone request once in any seven-day period.

Telephoning the Agent

Whenever you telephone the Agent, please be prepared to supply:

account name(s) and number

name of the caller

the social security number(s) registered to the account

personal identification.

Note: Check the accuracy of your confirmation statements immediately upon receipt.  The Funds, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller’s identity.  The Agent may record calls.

2. By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent, BNY Mellon, by FAX at 508-599-1838 or by mail to P.O. Box 9823, Providence, RI  02940-8023. The letter, signed by the registered shareholder(s) (no signature guarantee is required), must indicate:

account name(s)

account number

amount to be redeemed

any payment directions.

To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the New Account Application or a Ready Access Features Form.  You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and (3) possible additional documentation.

The name(s) of the shareholder(s) on the Financial  Institution account must be identical to the name(s) on the Funds’ records of your account.

You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.

3. By Check. The Agent will, upon request, provide you with forms of drafts (“checks”) drawn on PNC Bank, NA (the “Bank”). This feature is not available if your shares are represented by certificates. These checks represent a further alternative redemption means and you may make them payable to the order of anyone in any amount of not less than $100. You will be subject to the Bank’s rules and regulations governing its checking accounts. If the account is registered in more than one name, each check must be signed by each account holder exactly as the names appear on the account registration, unless expressly stated otherwise on your New Account Application.

There is no charge for the maintenance of this special check writing privilege or for the clearance of any checks.

When such a check is presented to the Bank for payment, a sufficient number of full and fractional shares in your account will be redeemed to cover the amount of the check. This check writing redemption procedure enables you to continue receiving dividends on those shares equaling the amount being redeemed by check until such time as the check is actually presented to the Bank for payment.

Because these checks are paid by redemption of shares in your account, you should be certain that adequate shares are in the account to cover the amount of the check. If insufficient redeemable shares are in the account, the redemption check will be returned marked “insufficient funds.” The fact that redemption checks are drafts may also permit a bank in which they are deposited to delay crediting the account in question until that bank has received payment funds for the redemption check. Note: You cannot use checks to redeem shares represented by certificates. If you purchase shares by check, you cannot use checks to redeem them until 10 business days after your purchase.

    You may not present checks directly to any branch of the Bank. This does not affect checks used for the payment of bills or cashed at other banks. You may not use checks to redeem the entire balance of your account, since the number of shares in your account changes daily through dividend payments which are automatically reinvested in full and fractional shares. Only expedited redemption to a predesignated bank account or the regular redemption method (see below) may be used when closing your account.

Multiple Redemption Services. You are not limited in choice of redemption methods but may utilize all available forms. However, when both redemption to a predesignated Financial Institution account and check writing are desired, you must so elect on your New Account Application, or by proper completion of a Ready Access Features Form.

Regular Redemption Method

You must use the Regular Redemption Method if you have not chosen Expedited Redemption. To redeem by this method, send a letter of instruction to the Funds’ Agent, which includes:

•           account name(s);

•           account number;

•           dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed;

•           payment instructions (we normally mail redemption proceeds to your address as registered with a Fund); and

•           signature(s) of the registered shareholder(s).

We may require additional documentation for certain types of shareholders, such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record.

Signature_Guarantees.  If sufficient documentation is on file, we do not require a signature guarantee for redemptions of shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed.

Your signature may be guaranteed by any:

•           member of a national securities exchange;

•           U.S. bank or trust company;

•           state-chartered savings bank;

•            Federally chartered savings and loan association;

•           foreign bank having a U.S. correspondent bank; or

•           participant in the Securities Transfer Association Medallion Program (“STAMP”), the Stock Exchanges Medallion Program (“SEMP”) or the New York Stock Exchange, Inc. Medallion Signature Program (“MSP”).

A notary public is not an acceptable signature guarantor.

Certificate Shares

The Funds no longer issue share certificates. If you hold share certificates issued previously and wish to redeem those shares you should:

Mail to the Funds’ Agent: (1) blank (unsigned) certificates for the shares to be redeemed, (2) redemption instructions as described above under “Regular Redemption Method” and (3) a stock assignment form.

To be in “proper form,” items (2) and (3) above must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

For your protection, mail certificates separately from signed redemption instructions. We recommend that certificates be sent by registered mail, return receipt requested.

If sufficient documentation is on file, we do not require a signature guarantee for redemptions of certificate shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed. If a signature guarantee is required, you must follow the procedures described above under “Regular Redemption Method.”

“When will I receive the proceeds of my redemption?”

Redemption proceeds are normally sent on the next business day following receipt of your redemption request in proper form. Except as described below, payments will normally be sent to your address of record within seven days.

Redemption	Method of Payment	Charges
Under $1,000.	Check.	None.
$1,000 or more.	Check, or wired or transferred through the Automated Clearing House to your Financial Institution account if you so requested on your New Account Application or Ready Access Features Form.	None.
Through a broker/dealer.	Check or wire, to your broker/dealer.	None. However, your broker/dealer may charge a fee.

Although the Funds do not currently intend to, any Fund may impose a charge, up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days’ written notice to shareholders, any Fund may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them. If you use a broker or dealer to arrange for a redemption, you may be charged a fee for this service.

The Funds may delay payment for redemption of shares recently purchased by check (including certified, cashier’s or official bank check), Automatic Investment or Telephone Investment for up to 10 business days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that your Financial Institution will honor the check or transfer of funds.  You can eliminate possible delays by paying for purchased shares with wired funds or Federal Reserve drafts.

The Funds have the right to postpone payment or suspend redemption rights during certain periods.  These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the “SEC”) restricts trading on the New York Stock Exchange, (iii) when the SEC determines that an emergency exists which causes disposal of, or determination of the value of, portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

Any Fund can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment Program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

Redemption proceeds may be paid in whole or in part  by distribution of a Fund’s portfolio securities (“redemption in kind”) in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.

“Is there an Automatic Withdrawal Plan?”

An Automatic Withdrawal Plan, which is available only for shares purchased directly and not for shares purchased through a financial intermediary, allows you to arrange to receive a monthly or quarterly check in a stated amount, not less than $50.

Distribution Arrangements

Confirmations and Share Certificates

If you invest in a Fund directly, rather than through a financial intermediary, all purchases and redemptions of shares will be confirmed and credited to you in an account maintained for you by the Agent in full and fractional shares of the Fund being purchased (rounded to the nearest 1/1000th of a share). Share certificates will not be issued unless you so request from the Agent in writing and declare a need for such certificates, such as a pledge of shares or an estate situation. If certificates are issued at your request, Expedited Redemption Methods described above will not be available and delay and expense may be incurred if you lose the certificates. The Funds will not issue certificates for fractional shares or to shareholders who have elected the checking account or predesignated bank account methods of withdrawing cash from their accounts. Share certificates may not be available to investors who purchase Service Shares through an account with a financial intermediary.

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The Funds and the Distributor may reject any order for the purchase of shares. In addition, the offering of shares may be suspended at any time and resumed at any time thereafter.

Distribution Plan

Each Fund has adopted a Distribution Plan under Rule 12b-1 (“Rule 12b-1”) under the 1940 Act. Rule 12b-1 provides in substance that an investment company may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of its shares except pursuant to a plan adopted under that rule.  One section of the first part of the Distribution Plan of each Fund is designed to protect against any claim against or involving the Fund that some of the expenses which the Fund pays or may pay come within the purview of Rule 12b-1. Another section of the first part of the Distribution Plan authorizes the Administrator, not the Fund, to make certain payments to certain Qualified Recipients (as defined in the Distribution Plan) which have rendered assistance in the distribution and/or retention of the Funds’ shares. For the Cash Fund, these payments may not exceed 0.15 of 1% of the average annual net assets of the Fund for a fiscal year; for the Tax-Free Fund and the Government Securities Fund, the rate is 0.10 of 1%.   Such payments are made out of the Administrator’s own assets, although such assets may include profits derived from services provided to the Trust.

The second part of each Distribution Plan provides for payments by each Fund out of its assets to broker/dealers, other financial institutions and service providers which have entered into appropriate agreements with the Distributor. The total payments under this part of each Distribution Plan may not exceed 0.25 of 1% of the average annual assets of that Fund represented by its Service Shares. A recipient of such payments may pass on a portion of the payments it receives to other financial institutions or service organizations.  Payments are made only from those Fund assets represented by Service Shares. Because these distribution fees are paid out of each Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Service Shares. None of such payments are made from assets represented by Original Shares of any Fund.

Exchange Privilege

Generally, you can exchange Original Shares of the Funds into the tax-free municipal bond funds, the high-income corporate bond fund and the equity fund (the “Aquila Bond or Equity Funds”) and the Aquila Money-Market Funds in the Aquila Group of Funds (collectively, the “Aquila Funds”). The shares acquired in the exchange are subject to the same sales charge, if any, that they would have been subject to had they been purchased rather than acquired in exchange.

Because excessive trading can be harmful to the Funds and their other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Funds or any of the other Aquila Funds believe that they would be harmed or be unable to invest effectively or (ii) they receive or anticipate receiving simultaneous orders that may significantly affect the Funds or any other Aquila Fund.

Frequent Trading

As stated above, the Funds and the Distributor may reject any order for the purchase of shares. For example, because frequent movement of assets into and out of any Fund by market timers or other investors may disrupt the management of the Fund and increase its expenses, the Board of Trustees of the Funds has determined that the Funds may reject purchase orders, on a temporary or permanent basis, from investors that the Funds are able to determine are exhibiting a pattern of frequent or short-term trading in Fund shares. The Funds may not be able to detect frequent trading by the underlying owners of

37

shares held in omnibus accounts and therefore may not be able effectively to prevent frequent trading in those accounts. Accordingly, there is no guarantee that the Funds will be successful in identifying all investors who engage in excessive trading activity or in curtailing that activity. The Funds’ policy on frequent trading extends to purchases through exchanges. (See “Exchange Privilege” above.)

Dividends

The Funds will declare all of their net income for dividend purposes daily as dividends. If you redeem all of your shares, you will be credited on the redemption payment date with the amount of all dividends declared for the month through the date of redemption, or through the day preceding the date of redemption in the case of shares issued under the “second” method.

You will receive monthly a summary of your account, including information as to dividends paid during the month and the shares credited to your account through reinvestment of dividends.

Dividends paid by each Fund with respect to Service Shares and Original Shares will be calculated in the same manner, at the same time, on the same day, and will be in the same amount except that any class expenses  (including payments made by Service Shares under the Distribution Plan) will be borne exclusively by that class. Dividends on Original Shares are expected generally to be higher than those on Service Shares because expenses allocated to Service Shares will generally be higher.

It is possible but unlikely that a Fund may have realized long-term capital gains or losses in a year.

Dividends of each Fund will automatically be reinvested in full and fractional shares of the same class at net asset value unless you elect otherwise.

You may choose to have all or any part of the payments for dividends or distributions paid in cash. You can elect to have the cash portion of your dividends and distributions deposited, without charge, by electronic funds transfers into your account at a financial institution, if it is a member of the Automated Clearing House.

You can make any of these elections on the New Account Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

Whether your dividends and distributions are paid in cash or reinvested, you will receive a monthly statement indicating the current status of your investment account.

The Funds reserve the right to change the dividend and distribution payment option on your account to “reinvest” if mail sent to the address on your account is returned by the post office as “undeliverable” and you have elected to have your account dividends and/or distributions paid in cash.  In such event, the Funds would then purchase additional shares of the Funds with any dividend or distribution payments that are “undeliverable”.  In order to change the option back to “cash”, you would need to send the Agent written instructions as described above.

Tax Information

The following discussion is very general and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-advantaged account. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult with your tax adviser about your investment in a Fund.

You may receive three different types of distributions from a Fund: ordinary dividends, capital gain dividends, and, in the case of the Tax-Free Fund, exempt-interest dividends. Taxable

38

distributions are taxed in the same manner whether paid in cash or reinvested in additional shares.

You will generally have to pay Federal income taxes, as well as any state and local taxes on ordinary dividends and capital gain distributions. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Funds do not expect any distributions to be treated as “qualified dividend income” or to qualify for the dividends received deduction for corporate shareholders. Distributions derived from interest on United States Government obligations may be exempt from state personal income taxes; you should consult your tax advisor concerning the availability of such an exemption.

Most distributions of the Tax-Free Fund will be exempt-interest dividends, which are exempt from regular Federal income tax, but may be subject to state or local income taxes. As further described below, exempt-interest dividends from Hawaiian Obligations will also generally be exempt from Hawaii state income tax. Some exempt-interest dividends may be subject to the Federal alternative minimum tax. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

Net capital gains of a Fund, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. A Fund may also pay supplemental distributions after the end of its fiscal year. You may want to avoid buying shares when a Fund is about to declare a taxable dividend or capital gain distribution, because it will be taxable to you even though it may represent a return of a portion of your investment.

Dividends declared in October, November or December and paid to you in January are treated for Federal income tax purposes as if received in December. You will receive information on the tax status of your Fund’s dividends and distributions annually.

If you sell shares of a Fund or exchange them for shares of another fund, it is generally considered a taxable event, and will give rise to a capital gain or loss if you hold your Fund shares as a capital asset. A capital gain or loss will be long-term if you have held your shares for more than one year and otherwise will be short-term.

If you are neither a citizen nor a resident of the United States, certain dividends that you receive from a Fund may be subject to Federal withholding tax. Each Fund will withhold Federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with an applicable tax treaty) on such dividends. Exempt-interest dividends distributed by the Tax-Free Fund will not be subject to such withholding. Ordinary dividends that are reported by a Fund as “interest-related dividends” or “short-term capital gain dividends” also will generally not be subject to such withholding for taxable years of a Fund beginning before January 1, 2012.

If you do not provide a Fund with your current taxpayer identification number and required certifications, you will be subject to backup withholding on your distributions and dividends, including exempt-interest dividends. The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013.

Hawaii Tax Information

Dividends and distributions paid by the Tax-Free Fund to Hawaii residents will generally be treated for Hawaii income tax purposes in the same manner as they are treated for Federal income tax purposes. Under Hawaii law, however, interest derived from obligations of states other than Hawaii will not be exempt from taxation unless expressly exempted or excluded by any other Hawaii law. For the calendar

39

years 2010, 2009 and 2008, the percentages of the Tax-Free Fund’s dividends exempt from State of Hawaii income taxes were 19.64%, 23.49% and 37.59%, respectively, which should not be considered predictive of future results.

The Director of Taxation of Hawaii has stated to the Government Securities Fund that dividends paid by a regulated investment company from interest it receives on United States Government obligations will be exempt from State of Hawaii income tax. For the calendar years 2010, 2009 and 2008, the percentages of the Government Securities Fund’s dividends derived from interest on such obligations were 63.40%, 60.78% and 99.58%, respectively, which should not be considered predictive of future results.

           Interest on Hawaiian Obligations, tax-exempt obligations of states other than Hawaii and their political subdivisions, and obligations of the United States or its possessions is not exempt from the Hawaii franchise tax. This tax applies to banks (other than a national banking association), building and loan associations, financial services loan companies, financial corporations, and small business investment companies, trust companies, mortgage loan companies, financial holding companies, development companies, and subsidiaries, located or doing business in Hawaii.

40

Pacific Capital
Cash Assets Trust

Original Shares and Service Shares
Financial Highlights
(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in Original Shares or Service Shares of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP (independent registered public accounting firm), whose report, along with the Fund’s financial statements, is included in the annual report and is available upon request.

	ORIGINAL SHARES									SERVICE SHARES
	Year Ended March 31,									Year Ended March 31,
	2011		2010		2009		2008		2007	2011		2010		2009		2008	2007
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00		$1.00		$1.00		$1.00	$1.00
Income from investment operations:
Net investment income(1)	0.000	(2)	0.001		0.014		0.043		0.046	0.000	(2)	0.000	(2)	0.012		0.040	0.044
Net realized gain on securities	—		0.001		—		—		—	—		0.001		—		—	—
Total from investment operations	0.000	(2)	0.002		0.014		0.043		0.046	0.000	(2)	0.001		0.012		0.040	0.044
Less distributions:
Dividends from net investment income	(0.000	)(2)	(0.001)		(0.014)		(0.043)		(0.046)	(0.000	)(2)	(0.000	)(2)	(0.012)		(0.040)	(0.044)
Distributions from net realized gains	—		(0.001)		—		—		—	—		(0.001)		—		—	—
Total income and capital distributions	(0.000	)(2)	(0.002)		(0.014)		(0.043)		(0.046)	(0.000	)(2)	(0.001)		(0.012)		(0.040)	(0.044)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00		$1.00		$1.00		$1.00	$1.00
Total return	0.03%		0.16%		1.42%		4.35%		4.75%	0.01%		0.10%		1.18%		4.09%	4.49%
Ratios/supplemental data
Net assets, end of period (in millions)	$191		$241		$333		$323		$287	$59		$57		$129		$141	$166
Ratio of expenses to average net assets	0.19	%(4)	0.37	%(4)	0.57	%(4)	0.57	%(4)	0.57%	0.21	%(4)	0.48	%(4)	0.82	%(4)	0.82%	0.82%
Ratio of net investment income to
average net assets	0.03	%(4)	0.08	%(4)	1.39	%(4)	4.23%		4.65%	0.00	%(4)	0.02	%(4)	1.20	%(4)	3.98%	4.40%

The expense and net investment income ratios without the effect of voluntary waiver of a portion of Advisory, Administrator and distribution fees and prior contractual caps were:
Ratio of expenses to average net assets	0.62%		0.63%		0.57%		(3)		(3)	0.86%		0.88%		0.82%		(3)	(3)
Ratio of net investment income (loss) to
average net assets	(0.40)%		(0.18)%		1.39%		(3)		(3)	(0.65)%		(0.39)%		1.20%		(3)	(3)

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.19	%(4)	0.37	%(4)	0.57	%(4)	0.56%		0.57%	0.21	%(4)	0.48	%(4)	0.82	%(4)	0.81%	0.81%
_____________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Amount represents less than $0.001 per share.
(3)	No reduction in the Adviser’s and the Administrator’s fees was required during the period, contractual or otherwise.
(4)	Net of contractual caps on fees and/or voluntary fee waivers.

41

Pacific Capital
Tax-Free Cash Assets Trust

Original Shares and Service Shares

Financial Highlights
(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in Original Shares or Service Shares of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP (independent registered public accounting firm), whose report, along with the Fund’s financial statements, is included in the annual report and is available upon request.

	ORIGINAL SHARES								SERVICE SHARES
	Year Ended March 31,								Year Ended March 31,
	2011		2010		2009		2008	2007	2011		2010		2009		2008	2007
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00		$1.00		$1.00		$1.00	$1.00
Income from investment operations:
Net investment income(1)	0.000	(2)	0.001		0.013		0.029	0.030	0.000	(2)	0.000	(2)	0.011		0.026	0.028
Net realized gain (loss) on securities	(0.000	)(2)	—		—		—	—	(0.000	)(2)	—		—		—	—
Total from investment operations	0.000	(2)	0.001		0.013		0.029	0.030	0.000	(2)	0.000	(2)	0.011		0.026	0.028
Less distributions:
Dividends from net investment income	(0.000	)(2)	(0.001)		(0.013)		(0.029)	(0.030)	(0.000	)(2)	(0.000	)(2)	(0.011)		(0.026)	(0.028)
Distributions from net realized gains	—		(0.000	)(2)	—		—	—	—		(0.000	)(2)	—		—	—
Total income and capital gains distributions	(0.000	)(2)	(0.001)		(0.013)		(0.029)	(0.030)	(0.000	)(2)	(0.000	)(2)	(0.011)		(0.026)	(0.028)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00		$1.00		$1.00		$1.00	$1.00
Total return	0.02%		0.11%		1.35%		2.90%	3.09%	0.01%		0.04%		1.10%		2.64%	2.83%
Ratios/supplemental data
Net assets, end of period (in millions)	$121		$186		$268		$225	$171	$36		$43		$70		$71	$88
Ratio of expenses to average net assets	0.28	%(4)	0.35	%(4)	0.48	%(4)	0.47%	0.50%	0.29	%(4)	0.44	%(4)	0.73	%(4)	0.72%	0.75%
Ratio of net investment income to
average net assets	0.01	%(4)	0.09	%(4)	1.28	%(4)	2.80%	3.04%	0.01	%(4)	0.02	%(4)	1.10	%(4)	2.55%	2.78%

The expense and net investment income ratios without the effect of voluntary waiver of a portion of Adviser, Administrator and distribution fees were:

Ratio of expenses to average net assets	0.55%		0.52%		0.49%		(3)	(3)	0.80%		0.77%		0.74%		(3)	(3)
Ratio of net investment income (loss) to
average net assets	(0.26)%		(0.08)%		1.27%		(3)	(3)	(0.51)%		(0.31)%		1.09%		(3)	(3)

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.28	%(4)	0.35	%(4)	0.48	%(4)	0.47%	0.49%	0.29	%(4)	0.44	%(4)	0.73	%(4)	0.72%	0.75%
_____________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Amount represents less than $.001 per share.
(3)	No reduction in the Adviser’s and the Administrator’s fees was required during the period, contractual or otherwise.
(4)	Net of fee waivers.

42

Pacific Capital
U. S. Government Securities Cash Assets Trust

Original Shares and Service Shares

Financial Highlights
(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in Original Shares or Service Shares of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP (independent registered public accounting firm), whose report, along with the Fund’s financial statements, is included in the annual report and is available upon request.

	ORIGINAL SHARES								SERVICE SHARES
	Year Ended March 31,								Year Ended March 31,
	2011		2010		2009		2008	2007	2011		2010		2009		2008	2007
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00		$1.00		$1.00		$1.00	$1.00
Income from investment operations:
Net investment income(1)	0.000	(2)	0.000	(2)	0.010		0.042	0.047	0.000	(2)	0.000	(2)	0.008		0.040	0.045
Net realized gain on securities	0.000	(2)	—		—		—	—	0.000	(2)	—		—		—	—
Total from investment operations	0.000	(2)	0.000	(2)	0.010		0.042	0.047	0.000	(2)	0.000	(2)	0.008		0.040	0.045
Less distributions:
Dividends from net investment income	(0.000	)(2)	(0.000	)(2)	(0.010)		(0.042)	(0.047)	(0.000	)(2)	(0.000	)(2)	(0.008)		(0.040)	(0.045)
Distributions from net realized gains	(0.000	)(2)	—		—		—	—	(0.000	)(2)	—		—		—	—
Total income and capital gain distributions	(0.000	)(2)	(0.000	)(2)	(0.010)		(0.042)	(0.047)	(0.000	)(2)	(0.000	)(2)	(0.008)		(0.040)	(0.045)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00		$1.00		$1.00		$1.00	$1.00
Total return	0.01%		0.04%		1.03%		4.30%	4.80%	0.01%		0.01%		0.84%		4.04%	4.54%
Ratios/supplemental data
Net assets, end of period (in millions)	$514		$590		$625		$808	$685	$314		$238		$325		$1,099	$1,079
Ratio of expenses to average net assets	0.18	%(4)	0.18	%(4)	0.43	%(4)	0.43%	0.44%	0.18	%(4)	0.21	%(4)	0.64	%(4)	0.68%	0.69%
Ratio of net investment income to
average net assets	0.01	%(4)	0.04	%(4)	1.06	%(4)	4.18%	4.72%	0.01	%(4)	0.01	%(4)	1.00	%(4)	3.93%	4.46%

The expense and net investment income ratios without the effect of voluntary waiver of a portion of Adviser, Administrator and distribution fees and prior contractual caps were:
Ratio of expenses to average net assets	0.47%		0.49%		0.47%		(3)	(3)	0.72%		0.74%		0.71%		(3)	(3)
Ratio of net investment income (loss) to
average net assets	(0.29)%		(0.28)%		1.03%		(3)	(3)	(0.54)%		(0.52)%		0.92%		(3)	(3)

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.18	%(4)	0.18	%(4)	0.43	%(4)	0.43%	0.44%	0.18	%(4)	0.21	%(4)	0.64	%(4)	0.68%	0.69%
_____________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Amount represents less than $.001 per share.
(3)	No reduction in the Adviser’s and the Administrator’s fees was required during the period, contractual or otherwise.
(4)	Net of contractual caps on fees and/or voluntary fee waivers.

43

Investment Adviser
Asset Management Group of
Bank of Hawaii
130 Merchant Street, Suite 370
Honolulu, Hawaii 96813

Administrator
Aquila Investment Management LLC
380 Madison Avenue, Suite 2300
New York, New York 10017

Trustees
Theodore T. Mason, Chair
Diana P. Herrmann, Vice Chair
Stanley W. Hong
Richard L. Humphreys
Bert A. Kobayashi, Jr.
Glenn P. O’Flaherty
Russell K. Okata

Chairman Emeritus and Founder
Lacy B. Herrmann

Officers
Diana P. Herrmann, President
Charles E. Childs, III, Executive Vice President and Secretary
Sherri Foster, Vice President
Robert S. Driessen, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Distributor
Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300
New York, New York 10017

Transfer And Shareholder Servicing Agent
BNY Mellon
4400 Computer Drive
Westborough, Massachusetts 01581

Custodian
JPMorgan Chase Bank, N.A.
1111 Polaris Parkway
Columbus, Ohio 43240

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, Pennsylvania 19103

Counsel
Bingham McCutchen LLP
One Federal Street
Boston, Massachusetts 02110

      This Prospectus concisely states information about the Funds that you should know before investing. A Statement of Additional Information about the Funds (the “SAI”) has been filed with the Securities and Exchange Commission. The SAI contains information about the Funds and their management not included in this Prospectus. The SAI, and the independent registered public accounting firm’s report and financial statements in the Funds’ most recent annual report to shareholders, are incorporated by reference into this Prospectus and are therefore legally a part of this Prospectus.

The Funds’ annual and semi-annual reports to shareholders contain additional information about the Funds’ investments. The Funds’ annual report additionally includes a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. You can get the SAI and the Funds’ annual and semi-annual reports without charge, upon request, by calling 800-437-1020 (toll-free) or by visiting the Funds’ website at www.aquilafunds.com.

In addition, you can review and copy information about the Funds (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 202-551-8090. Reports and other information about the Funds are also available on the EDGAR Database at the SEC’s Internet site at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

The file number under which the Trust is registered
with the SEC under the
Investment Company Act of 1940 is 811-4066

Pacific
Capital Funds®
of
Cash Assets Trust

Pacific Capital Cash Assets Trust
Pacific Capital Tax-Free Cash Assets Trust
Pacific Capital U.S. Government Securities Cash Assets Trust

A cash management
investment

[LOGO]

PROSPECTUS

Original Shares
Service Shares

To make shareholder account inquiries, call the Funds’ Shareholder Servicing Agent at:

800-437-1000 toll-free

or you can write to

BNY Mellon
4400 Computer Drive
Westborough, MA 01581

	Ticker Symbol	CUSIP #
Original Shares
Cash Fund	CATXX	14754H101
Tax-Free Fund	TFCXX	14754H309
Government Securities Fund	USCXX	14754H200

Service Shares
Cash Fund	CASXX	14754H408
Tax-Free Fund	TFAXX	14754H507
Government Securities Fund	UCSXX	14754H606

This Prospectus should be read and retained for future reference

Pacific
Capital Funds®
of
CASH ASSETS TRUST

Pacific Capital Cash Assets Trust
Pacific Capital Tax-Free Cash Assets Trust
Pacific Capital U.S. Government Securities Cash Assets Trust

380 Madison Avenue, Suite 2300
New York, NY 10017

212-697-6666
or 800-437-1020

Tickers

	Original Shares:	Service Shares:
Pacific Capital Cash Assets Trust	CATXX	CASXX
Pacific Capital Tax-Free Cash Assets Trust	TFCXX	TFAXX
Pacific Capital U.S. Government Securities Cash Assets Trust	USCXX	UCSXX

Statement of Additional Information	July 31, 2011
This Statement of Additional Information (the "SAI") has been incorporated by reference into the Prospectus for the Funds dated July 31, 2011. It relates to Cash Assets Trust (the “Trust”) which has three separate funds, Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Assets Trust (each a “Fund” and collectively, the “Funds”). The SAI is not a prospectus. The SAI should be read in conjunction with the Prospectus.

The Prospectus may be obtained from the Fund’s Distributor, Aquila Distributors, Inc.,

380 Madison Avenue, Suite 2300
New York, NY 10017

800-437-1020 toll-free
or 212-697-6666
Financial Statements

The financial statements and financial highlights for each Fund for the fiscal year ended March 31, 2011, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on June 9, 2011 (Accession No. 0000749748-11-000006), are hereby incorporated by reference into this SAI. Those financial statements have been audited by Tait, Weller & Baker LLP, the Trust’s independent registered public accounting firm, whose report thereon is incorporated herein by reference. The Annual Report of each Fund can be obtained without charge by calling the toll-free number listed above. The Annual Report will be delivered with the SAI.

1

TABLE OF CONTENTS

Trust History	3
Investment Strategies and Risks	3
Fund Policies	13
Management of the Funds	15
Ownership of Securities	25
Investment Advisory and Other Services	26
Brokerage Allocation and Other Practices	30
Capital Stock	30
Purchase, Redemption, and Pricing of Shares	32
Exchange Privileges	33
Taxation of the Trust	40
Underwriter	44
Appendix A	45

2

CASH ASSETS TRUST
STATEMENT OF ADDITIONAL INFORMATION

Trust History

Cash Assets Trust (the “Trust”) is a Massachusetts business trust formed in 1984.  The Trust consists of three separate funds: Pacific Capital Cash Assets Trust (the “Cash Fund”), Pacific Capital Tax-Free Cash Assets Trust (the “Tax-Free Fund”) and Pacific Capital U.S. Government Securities Cash Assets Trust (the “Government Securities Fund”). They are collectively referred to as the “Funds.” Until April 1, 1998, the Government Securities Fund was called the Treasuries Fund.  The Cash Fund is a diversified, open-end management investment company. Each of the Tax-Free Fund and the Government Securities Fund is a non-diversified, open-end management investment company.  Each fund is a money market fund that intends to comply with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”).

Investment Strategies and Risks

The investment objective and policies of each Fund are described in the Prospectuses, which refer to the investments and investment methods described below.

Additional Information About the Cash Fund’s Investments

Under the current management policies, the Cash Fund invests in the following types of obligations:

(1) U.S. Government Securities: Obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

(2) Bank Obligations and Instruments Secured by Them: Bank obligations (i) of U.S. regulated banks having total assets of at least $1.5 billion, which may be domestic banks, foreign branches of such banks or U.S. subsidiaries of foreign banks; (ii) of any foreign bank having total assets equivalent to at least $1.5 billion; or (iii) that are fully insured as to principal by the Federal Deposit Insurance Corporation. (“Banks” includes commercial banks, savings banks and savings and loan associations.)

(3) Commercial Paper:  Short-term corporate debt.

(4) Corporate Debt Obligations: Debt obligations issued by corporations (for example, bonds and debentures).  Debentures are a form of unsecured debt issued by corporations.

(5) Municipal debt obligations issued by or on behalf of states, cities, municipalities and other public authorities.  These securities include participation or other interests in municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.  Some municipal obligations, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal obligations, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.  See “Additional Information Regarding Municipal Obligations” below for additional information about municipal obligations.

(6) Certain Other Obligations: Obligations other than those listed in 1 through 5 above only if such other obligations are guaranteed as to principal and interest by either a bank in whose obligations the Cash Fund may invest (see 2 above) or a corporation in whose commercial paper the Cash Fund may invest (see 3 above).

(7) Repurchase Agreements: The Cash Fund may purchase securities subject to repurchase agreements with commercial banks and broker-dealers provided that such securities consist entirely of U.S. Government securities or securities that, at the time the repurchase agreement is entered into, are rated in the highest rating category by one or more nationally recognized statistical rating organizations (“NRSROs”).

3

(8) When-Issued or Delayed Delivery Securities: The Cash Fund may buy securities on a when-issued or delayed delivery basis. The Cash Fund may not enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Cash Fund’s total assets, less liabilities other than the obligations created by when-issued commitments. When-issued securities are subject to market fluctuation and no interest accrues to the Cash Fund until delivery and payment take place; their value at the delivery date may be less than the purchase price.

(9) Refunded Securities: Refunded Securities are debt securities the principal and interest of which are paid by “Government Securities” (as defined in the 1940 Act) that have been placed in an escrow account and pledged only to the payment of the debt security. In general, Government Securities are those on which the principal and interest of which are paid by or are guaranteed by the U.S. Government or its instrumentalities.  The Cash Fund will invest only in Refunded Securities meeting the applicable requirements of Rule 5b-3 under the 1940 Act.

Variable Amount Master Demand Notes

The Fund may invest in variable amount master demand notes repayable on not more than 30 days’ notice. These notes permit the investment of fluctuating amounts by the Cash Fund at varying rates of interest pursuant to direct arrangements between the Cash Fund, as lender, and the borrower. They permit daily changes in the amounts borrowed. The Cash Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Variable amount master demand notes may or may not be backed by bank letters of credit.

Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them. They are redeemable (and thus repayable by the borrower) at principal amount, plus accrued interest, at any time on not more than thirty days’ notice. Except for those notes which are payable at principal amount plus accrued interest within seven days after demand, such notes fall within the SEC’s overall 5% limitation on securities with possible limited liquidity. There is no limitation on the type of issuer from which these notes will be purchased; however, all such notes must be “First Tier Securities” (as defined in Rule 2a-7 under the Investment Company Act of 1940 (the “1940 Act”)) and in connection with such purchases and on an ongoing basis, Asset Management Group of the Bank of Hawaii (the “Adviser”) will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously.  Master demand notes as such are not typically rated by credit rating agencies and if not so rated the Fund may, under its minimum rating standards, invest in them only if at the time of an investment they are determined to be comparable in quality to rated issues in which the Fund can invest.

Information About Insured Bank Obligations

The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of Federally insured banks and savings institutions (collectively herein, “banks”) up to $250,000. The Cash Fund may purchase bank obligations which are fully insured as to principal by the FDIC. To remain fully insured as to principal, these investments must currently be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000 then the excess accrued interest will not be insured. Insured bank obligations may have limited marketability; unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand, or the Board of Trustees determines that a readily available market exists for such obligations, the Cash Fund and the Tax-Free Fund will invest in them only within a 5% limit for each Fund.

Information about Certain Other Obligations

The Cash Fund may purchase obligations other than those listed in the Prospectus, but only if such other obligations are guaranteed as to principal and interest by either a bank in whose obligations the Cash Fund may invest or a corporation in whose commercial paper it may invest. If any such guarantee is unconditional and is itself an “Eligible Security” (as defined in Rule 2a-7), the obligation may be purchased based on the guarantee; if any such guarantee is not unconditional, purchase of the obligation can only be made if the underlying obligation is an “Eligible Security” and meets all other applicable requirements of Rule 2a-7. As of the date of the SAI the Cash Fund does not own any such obligations and has no present intention of purchasing any. Such obligations can be any

4

obligation eligible for purchase by money market funds. If the Cash Fund invests in any such assets not already identified in the Prospectus or SAI, such assets will be identified and described in the Prospectus and/or the SAI.

Additional Information About the Tax-Free Fund’s Investments

Under the current management policies, the Tax-Free Fund invests in the following types of obligations:

Municipal Obligations

The term “Municipal Obligations” is used to mean obligations with maturities of 397 days or less paying interest which, in the opinion of bond counsel or other appropriate counsel, is exempt from regular Federal income taxes. “Hawaiian Obligations” are Municipal Obligations, including those of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands, paying interest which, in the opinion of bond counsel or other appropriate counsel, is also exempt from Hawaii state income taxes.

Since it is not possible to predict the extent to which suitable Hawaiian Obligations will be available for investment, the Tax-Free Fund has no investment restriction limiting the proportion of its portfolio which it may invest in other Municipal Obligations.

           Municipal Obligations are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities.  These securities include participation or other interests in municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.  Some Municipal Obligations, such as general obligation issues, are backed by the issuer’s taxing authority, while other Municipal Obligations, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

Additional Information Regarding Municipal Obligations

Municipal Notes

           The Tax-Free Fund may invest in municipal notes. Municipal notes include, but are not limited to, tax anticipation notes (“TANs”), bond anticipation notes (“BANs”), revenue anticipation notes (“RANs”), and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

TANs. An uncertainty in a municipal issuer’s capacity to raise taxes as a result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer’s adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

Municipal Bonds

The two principal classifications of municipal bonds are “general obligation” bonds and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and unlimited taxing power for the

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payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer’s power to levy unlimited general taxes. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend on, among other things, general financial conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

Other Information

Since the Tax-Free Fund may invest in industrial development bonds or private activity bonds, the Tax-Free Fund may not be an appropriate investment for entities which are “substantial users” of facilities financed by those industrial development bonds or private activity bonds or for investors who are “related persons” of such users. Generally, an individual will not be a “related person” under the Internal Revenue Code unless such investor or his or her immediate family (spouse, brothers, sisters and lineal descendants) own directly or indirectly in the aggregate more than 50 percent of the equity of a corporation or is a partner of a partnership which is a “substantial user” of a facility financed from the proceeds of “industrial development bonds” or “private activity bonds”. A “substantial user” of such facilities is defined generally as a “non-exempt person who regularly uses a part of [a] facility” financed from the proceeds of industrial development bonds or private activity bonds.

Under the Tax Reform Act of 1986, there are certain Municipal Obligations the interest on which is subject to the Federal alternative minimum tax on individuals. While the Tax-Free Fund may purchase these obligations, it may, on the other hand, refrain from purchasing them due to this tax consequence. Also the Tax-Free Fund will not purchase Municipal Obligations the interest on which is not exempt from regular Federal income taxes. The foregoing may narrow the number of Municipal Obligations available to the Tax-Free Fund.

The Tax-Free Fund may enter into puts with banks or broker-dealers that, in the opinion of the Adviser, present minimal credit risks. The ability of the Tax-Free Fund to exercise a put will depend on the ability of the bank or broker-dealer to pay for the underlying securities at the time the put is exercised. In the event that a bank or broker-dealer should default on its obligation to purchase an underlying security, the Tax-Free Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The Tax-Free Fund may enter into certain puts solely to maintain liquidity and will not exercise its rights thereunder for trading purposes. The puts will be only for periods substantially less than the life of the underlying security. The acquisition of a put will not affect the valuation by the Tax-Free Fund of the underlying security. The actual put will be valued at zero in determining net asset value. Where the Tax-Free Fund pays directly or indirectly for a put, its cost will be reflected as an unrealized loss for the period during which the put is held by the Tax-Free Fund and will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put. The maturity of a Municipal Obligation purchased by the Tax-Free Fund will not be considered shortened by any such put to which the obligation is subject.

The right of the Tax-Free Fund to exercise a put is unconditional and unqualified. A put is not transferable by the Tax-Free Fund, although the Tax-Free Fund may sell the underlying securities to a third party at any time. If necessary and advisable, the Tax-Free Fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities).

Additional Information About the Hawaii Economy

The following material has been excerpted from the Hawaii State Department of Business, Economic Development and Tourism (“DBEDT”) Second Quarter 2011 Quarterly Statistical and Economic Reports (“QSER”) or otherwise prepared by DBEDT, some of which may be found at http://www.hawaii.gov/dbedt/. Unless otherwise stated, the following information is historical, estimated figures are used only when the definitive figures are unavailable. Unless otherwise specifically stated, all references to years and quarters in the following information are to calendar years and calendar quarters, respectively. The text refers to certain enumerated tables found under

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“Economic Summary & Outlook.” Following descriptions of the various components of the State’s economy and DBEDT’s outlook for the economy, there is a brief description of the impact of these components on the State’s fiscal position. The information set forth below does not purport to be complete. The Tax-Free Fund Fund is not responsible for the accuracy, completeness or timeliness of this information.

State of the Economy

Hawaii’s economic indicators were mixed in the first quarter of 2011. Visitor arrivals, average daily visitor census, visitor expenditures, civilian wage and salary jobs all increased; however, private building permits, and government contracts awarded decreased. In addition, State general fund tax revenues also decreased in the quarter from the same quarter last year.

The most encouraging signs that the recovery is accelerating were in tourism. The total number of visitors arriving by air to Hawaii continued the upturn experienced since the third quarter of 2009 by posting an 8.7% increase in the first quarter of 2011 over the same quarter of 2010. Other visitor metrics such as the average daily visitor census and visitor spending were all increased substantially compared with 2010. The visitor daily census was up 10.8% in the first quarter of 2011. Visitor spending increased 16.8% in the first quarter of 2011.

In construction, both the value of private building permits and government contracts awarded decreased. In the first quarter of 2011 the permit value for private construction decreased $74.5 million, while government contracts awarded decreased $7.6 million from the same quarter of 2010. Construction jobs also decreased in the first quarter of 2011 compared with the same quarter of 2010. According to the most recent data available, current construction put-in-place based on excise tax data was still showing a loss at the end of fourth quarter of 2010.

The State general fund tax revenues decreased in the first quarter of 2011 compared to the same quarter of 2010, mainly due to the delayed individual income tax refunds in 2010. In 2010, State general fund tax revenues were up 7.4% over the previous year; as compared to the substantial 12.8% decrease in 2009. As an indicator of current economic activity, state general excise tax revenue increased 5.8% in the first quarter of 2011 compared to the same quarter in 2010.

The labor market conditions also show that the economy is improving. After ten consecutive quarterly decreases in jobs from the second quarter of 2008 to the third quarter of 2010, Hawaii’s jobs increased for the second time. In the first quarter of 2011 Hawaii’s civilian wage and salary jobs averaged 599,000 jobs, an increase of 8,600 jobs or 1.5% from the same quarter of 2010.

Job increase in the first quarter of 2011 was mainly due to job increases in the private sector. In this quarter, the private sector added about 8,200 jobs compared to the first quarter of 2010. Professional and Business Services experienced the largest job gains, added 3,200 jobs; followed by the Food Services and Drinking Places (added 2,100 jobs), Educational Services (added 1,700 jobs), Information (added 1,650 jobs), and Accommodation (added 1,400 jobs). Private sector job losses were largest in the Natural Resources, Mining and Construction sector, lost 1,350 jobs; followed by Financial Activities (lost 700 jobs), and Manufacturing lost 600 jobs). During the first quarter of 2011, the three levels of government together added only 400 jobs compared to the same quarter of 2010. The Federal government and the State government added 300 and 200 jobs, respectively, in the quarter.

The most recent data from the U.S. Bureau of Economic Analysis (BEA) shows that Hawaii’s total nominal personal income in the fourth quarter of 2010 increased $1,782 million or 3.3% from the same quarter of 2009. This increase includes inflation so that the growth of real personal income was smaller. The increase in nominal personal income during the fourth quarter of 2010 was due to increases in all major components of personal income. In dollar terms, the largest increase occurred in wage and salary disbursements, followed by personal current transfer receipts, supplements to wage and salaries, which include retirement and unemployment insurance benefits, dividends, interest, and rent, and proprietors' income.

According to the most recent data available, consumer prices in Honolulu increased 1.7% in the second half of 2010 over the same period of 2009, as measured by the Honolulu Consumer Price Index for Urban Consumers (CPI-U). By contrast, the U.S. CPI-U increased 1.2% in the second half of 2010. In 2010, the Honolulu CPI-U increased 2.1% from the previous year.

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The higher Honolulu CPI-U in the second half of 2010 was primarily due to relatively large increases in the price index of Other Goods and Services (5.5%); followed by the index for Education and Communication (5.1%), and the index for Apparel (4.5%). Consumer prices for Housing increased only 0.9% and the index for Food and Beverages increased only 0.5%. The index for Medical Care decreased slightly in the second half of 2010 compared to the second half of 2009. Hawaii’s economy continues to recover in 2011 but at an accelerating rate. Economic expansion is expected to start in 2012.

Outlook for the Economy

Based on the most recent development in tourism industry and labor market conditions, Hawaii’s economy is expected to continue positive growth for rest of 2011, and the growth will spread into most areas. Overall, the DBEDT forecast remains about the same as last forecast.

Hawaii’s economy depends significantly on conditions in the U.S. economy and key international economies, especially Japan. According to the May 2011 Blue Chip Economic Consensus Forecasts, U.S. real GDP is expected to increase by 2.7% in 2011 as a whole, lower than the 3.2% growth projected in the February 2011 forecast, mainly due to the increase in inflation caused by oil price shocks. For 2012 the consensus forecast expects an overall 3.2% growth in U.S. real GDP, about the same as the projected growth in the February 2011 forecast.

Due to the March 2011 Tohoku Earthquake and tsunami, forecasts for Japan were revised downward for 2011 in the May 2011 Blue Chip Economic Consensus Forecasts. Real GDP growth for Japan is now expected to increase 0.4% in 2011, lower than the 1.5% growth projected in the February 2011 forecast. However, for 2012, the consensus forecast now expects an overall 2.7% growth in Japanese real GDP, higher than the 1.8% growth projected in the February 2011 forecast.

For the local economy, DBEDT expects that most of the economic indicators remain similar to the previous forecast.

Overall, Hawaii's economy measured by real GDP is projected to show a 1.6% increase in 2011, down from a 2.0% growth forecast last quarter. That growth is expected to increase to 2.0% in 2012.

Visitor arrivals are expected to increase 3.8% in 2011, slightly lower than the previous forecast of 4.0%. The forecast for visitor days in 2011 is now expected to increase 5.1%, one percentage point higher than the previous forecast. The forecast for visitor expenditure in 2011 is also revised upward to 10.8%, from 9.2% growth projected in the previous forecast. For 2012, the growth rates of visitor arrivals, visitor days, and visitor expenditures are now expected to be 2.9%, 2.7%, and 5.5%, respectively.

The projection for wage and salary jobs in 2011 changed from a 1.3% growth in the previous forecast to a 1.8% growth in the current forecast. In 2012, jobs are now projected to increase 2.0% compared to 1.5% growth in the previous forecast.

The Honolulu Consumer Price Index (CPI), which increased 2.1% in 2010, is expected to increase 2.5% in 2011, 0.3 of a percentage point higher than the previous forecast. In 2012, the CPI is projected to increase 2.3%.

Personal income growth in current dollars is expected to grow 3.6%, 0.4 of a percentage point higher than the growth in the previous forecast. However, due to higher projected inflation, the forecasted growth rate of real personal income is the same as the previous forecast at 1.0%. In 2012, current-dollar personal income and real personal income are expected to increase 4.0% and 1.7%, respectively, same as the previous forecast.

Beyond 2012 the economy will be on the expansion path with job growth of 2.0% in 2013 and 1.8% in 2014. Visitor arrivals are expected to increase 2.5% in both 2013 and 2014. Visitor expenditures are expected to increase 5.3% in 2013 and 4.4% in 2014. Real personal income is projected to increase 1.9% in 2013 and 2.2% in 2014. Hawaii’s real GDP growth is expected to reach 2.4% in 2013 and 2.2% in 2014.

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Additional Information About Other Investments The Tax-Free Fund Can Make

Temporary Taxable Investments

The Tax-Free Fund may invest the proceeds of the sale of shares or the sale of Municipal Obligations in Taxable Obligations pending investment in Municipal Obligations. The Tax-Free Fund may also enter into repurchase agreements as to Taxable Obligations.

As a fundamental policy, under normal market conditions the Tax-Free Fund may not purchase Taxable Obligations if thereafter more than 20% of its net assets would consist of such obligations or cash, except for temporary defensive purposes, i.e., in anticipation of a decline or possible decline in the value of Municipal Obligations.

Under current management policies the Taxable Obligations which the Tax-Free Fund may purchase are:

Obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; commercial paper obligations and bank obligations (i) of U.S. regulated banks having total assets of at least $1.5 billion, which may be domestic banks, foreign branches of such banks or U.S. subsidiaries of foreign banks; or (ii) that are fully insured as to principal by the Federal Deposit Insurance Corporation. “Bank” includes commercial banks, savings banks and savings and loan associations.

Floating and Variable Rate Instruments

The Tax-Free Fund may purchase obligations with a floating or variable rate of interest. These obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain of these obligations may carry a demand feature that would permit the Tax-Free Fund to tender them back to the issuer at par value prior to maturity. The Adviser will monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

To the extent that floating and variable rate instruments without demand features are not readily marketable, they will be subject to the regulatory restriction that a money-market fund may not invest an amount equal to more than 5% of the current value of its net assets in securities that are illiquid.

Repurchase Agreements

The Tax-Free Fund may purchase securities subject to repurchase agreements provided that such securities are otherwise eligible for purchase by the Fund; it is the Tax-Free Fund’s current policy to use for repurchase agreements only collateral that consists entirely of U.S. Government securities or securities that, at the time the repurchase agreement is entered into, are rated in the highest rating category by the requisite NRSROs. Repurchase agreements may be entered into only with commercial banks or broker-dealers.

Loans of Portfolio Securities

The Tax-Free Fund can lend its portfolio securities on a collateralized basis up to 10% of the value of its total assets to specified borrowers (brokers, dealers and certain financial institutions) to increase its income. The Tax-Free Fund may be considered as the beneficial owner of the loaned securities in that any gain or loss in their market price during the loan inures to the Tax-Free Fund and its shareholders; thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan.

Additional Information About the Government Securities Fund’s Investments

Under the current management policies, the Fund invests in the following types of obligations:

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U. S. Treasury Obligations

The U.S. Treasury issues various types of marketable securities, consisting of bills, notes, bonds, and certificates of indebtedness, which are all direct obligations of the U.S. government backed by its “full faith and credit” and which differ primarily in the length of their maturity. The Fund may also invest in separately traded principal and interest components of securities issued by the United States Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”). These instruments may experience more market volatility than regular treasury securities.

The Fund also may invest in other U.S. government securities and repurchase agreements (see “U.S. Government Securities” below).

Repurchase Agreements

The Fund may purchase securities subject to repurchase agreements provided that such securities are U.S. government securities. Repurchase agreements may be entered into only with commercial banks or broker/dealers

Additional Information About Investments That the Funds Can Make

Ratings

The ratings assigned by nationally recognized statistical rating organizations (“NRSROs”) represent their opinions of the quality of the debt securities which they undertake to rate. Ratings are general and not absolute standards of quality; consequently, obligations with the same maturity, stated interest rate and rating may have different yields, while obligations of the same maturity and stated interest rate with different ratings may have the same yield. See Appendix A to this SAI for further information about the ratings of NRSROs as to the various rated Municipal Obligations and Taxable Obligations which the Tax-Free Fund may purchase.

U.S. Government Securities

All of the Funds may invest in U.S Government securities (i.e., obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities), which include securities issued by the U.S. Government, such as Treasury Bills (which mature within one year of the date they are issued) and Treasury Notes and Bonds (which are issued with longer maturities). All Treasury securities are backed by the full faith and credit of the United States.

The Funds may invest in securities of U.S. government agencies and instrumentalities that issue or guarantee securities. These include, but are not limited to, the Farmers Home Administration, Federal Farm Credit System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Housing Administration, Federal National Mortgage Association, Government National Mortgage Association, Resolution Funding Corporation, Small Business Administration, Student Loan Marketing Association, Tennessee Valley Authority and Federal Deposit Insurance Corporation.

Securities issued or guaranteed by U.S. government agencies and instrumentalities are not always supported by the full faith and credit of the United States. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

Demand Instruments (Cash Fund and Tax-Free Fund only)

The Funds may invest in securities issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to tender the investment at an exercise price equal to approximately the amortized cost of the instrument plus accrued interest on no more than 30 days’ notice. Variable-

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rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes. The Funds currently are permitted to purchase floating rate and variable rate obligations with demand features in accordance with requirements established by the SEC, which, among other things, permit such instruments to be deemed to have remaining maturities of 13 months or less, notwithstanding that they may otherwise have a stated maturity in excess of 13 months. Securities with ultimate maturities of greater than 13 months may be purchased only pursuant to Rule 2a-7 of the 1940 Act. Frequently, floating rate and variable rate obligations are secured by letters of credit or other credit support arrangements provided by banks.

Securities with demand features may involve certain expenses and risks, including the inability of the issuer of the instrument to pay for the securities at the time the instrument is exercised, non-marketability of the instrument and differences between the maturity of the underlying security and the maturity of the instrument. Securities may cost more with demand features than without them. Demand features can serve three purposes: (i) to shorten the maturity of a variable or floating rate security, (ii) to enhance the instrument’s credit quality and (iii) to provide a source of liquidity. Demand features are often issued by third party financial institutions, generally domestic and foreign banks, and by brokerage firms or insurance companies. Accordingly, the credit quality and liquidity of a Fund’s investments may be dependent in part on the credit quality of the institutions supporting the Fund’s investments and changes in the credit quality of these institutions could cause losses to a fund and affect its share price. Variable rate demand instruments include variable rate demand preferred shares or other forms of liquidity protected preferred shares that are issued by closed end investment companies that invest in municipal securities. These preferred shares have a liquidation preference and pay a dividend that is set weekly or at some other interval (typically 28 days) by a remarketing agent or through a similar process that is designed to approximate current prevailing interest rates. A Fund, as a holder of one of these instruments, will have the right to tender the securities for remarketing or, if the securities can not be remarketed, to tender the securities to a liquidity provider, in each case at a price equal to its liquidation preference plus accrued dividends. A Fund would have no right to tender the shares to the issuer for payment or redemption, and the shares will be not freely transferable. A Fund will be subject to the risk that the liquidity provider will not be able to honor its unconditional commitment to purchase the shares.

Floating Rate and Variable Rate Obligations (Cash Fund and Tax-Free Fund only)

The Funds may purchase floating rate and variable rate obligations, including participation interests therein. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. For purposes of determining whether a variable rate instrument held by a Fund matures within 397 days from the date of its acquisition, and for purposes of calculating the weighted average maturity of a Fund’s portfolio, the maturity of the instrument will be deemed to be the longer of (1) the period required before a Fund is entitled to receive payment of the principal amount of the instrument after notice or (2) the period remaining until the instrument’s next interest rate adjustment, except that an instrument issued or guaranteed by the U.S. government or any agency thereof shall be deemed to have a maturity equal to the period remaining until the next adjustment of the interest rate. For the purposes of determining the weighted average life of a Fund’s portfolio, the period remaining for each adjustable-rate security without a Demand Feature would have a maturity equal to its final legal maturity. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable or fixed-rate securities owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying securities may be fixed, the terms of the participation interest may result in a Fund receiving a variable rate on its investment. Because of the variable rate nature of the instruments, when prevailing interest rates decline a Fund’s yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, a Fund’s yield will increase and its shareholders will have reduced risk of capital depreciation.

Structured Instruments (Cash Fund and Tax-Free Fund only)

Structured instruments are money market instruments that have been structured to meet the regulatory requirements for investment by money market funds, typically by a bank, broker/dealer or other financial institution. They generally consist of a trust or partnership through which a Fund holds an interest in one or more underlying

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bonds or other debt obligations coupled with a conditional right to sell (“put”) the Fund’s interest in the underlying bonds at par plus accrued interest to a financial institution. With respect to tax-exempt instruments, the instrument is typically structured as a trust or partnership which provides for pass-through tax-exempt income. Structured instruments in which a Fund may invest include: (1) tender option bonds, (2) swap products, in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating money market interest rate; and (3) partnerships, which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement. Structured instruments may be more volatile, less liquid and more difficult to price accurately than less complex securities or more traditional debt securities. These types of instruments raise certain tax, legal, regulatory and accounting issues which may not be presented by direct investments in debt obligations. There is some risk that certain of these issues could be resolved in a manner that could adversely impact the performance of a Fund.

A tender option bond is a municipal bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the institution generally receives periodic fees equal to the difference between the municipal bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par. Thus, after payment of this fee, the security holder would effectively hold a demand obligation that bears interest at the prevailing short-term tax-exempt rate.

Structured instruments include variable rate demand instruments and participation interests that are backed by underlying municipal or other securities. Variable rate demand instruments require the issuer or a third party, such as a bank, insurer or broker/dealer, to repurchase the security for its face value upon demand and typically have interest rates that reset on a daily or weekly basis. In a participation interest, a bank or other financial institution sells undivided interests in a municipal or other security it owns. Participation interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell the interests back to the issuer after a specified notice period.  Structured instruments also include variable amount master demand notes (see “Variable Amount Master Demand Notes” above).

When-Issued and Delayed Delivery Securities

The Cash Fund and the Tax-Free Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. At the time that either Fund makes a commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value of such securities each day in determining its net asset value. The Cash Fund and the Tax-Free Fund will make commitments for such when-issued transactions only when they have the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. Any gains realized in such sales would produce taxable income. No income accrues to the purchaser prior to issuance. Purchasing securities on a when-issued basis is a form of leverage and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself, in which case there could be an unrealized loss in the value of the investment at the time of delivery. The Cash Fund and the Tax-Free Fund will each maintain with the Custodian and mark to market every business day a separate account with portfolio securities in an amount at least equal to such commitments. On delivery dates for such transactions, the Cash Fund and the Tax-Free Fund will each meet their obligations from maturities or sales of the securities held in the separate account and/or from cash flow. If the Cash Fund or the Tax-Free Fund chooses to dispose of any right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Neither the Cash Fund nor the Tax-Free Fund may enter into when-issued commitments exceeding in the aggregate 15% of the market value of its total assets, less liabilities other than the obligations created by when-issued commitments.

Diversification and Certain Industry Requirements

The Cash Fund has a rule under which it cannot buy the securities of issuers in any one industry if more than 25% of its total assets would then be invested in securities of issuers of that industry. In applying this rule to

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commercial paper issued by finance subsidiaries or affiliates of operating companies, if the business of the issuer consists primarily of financing the activities of the related operating company, the Fund considers the industry of the issuer to be that of the related operating company.

Policies of the Funds

Investment Restrictions

Each Fund has a number of policies concerning what it can and cannot do. Those policies, which are called “fundamental policies,” may not be changed unless the holders of a majority, as defined in the 1940 Act, of the outstanding shares of that Fund vote to change them. Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of a Fund means the vote of the holders of the lesser of (a) 67% or more of the dollar value of the Fund’s shares present at a meeting or represented by proxy if the holders of more than 50% of the dollar value of its shares are so present or represented, or (b) more than 50% of the dollar value of its outstanding shares. Those fundamental policies not set forth in the Prospectus are set forth below.

Investment Restrictions of the Cash Fund

The following restrictions on the Cash Fund’s investments are fundamental policies and cannot be changed without approval of the shareholders of the Cash Fund.

1. The Cash Fund has diversification and anti-concentration requirements.

The Cash Fund cannot buy the securities of any issuer if it would then own more than 10% of the total value of all of the issuer’s outstanding securities.

The Cash Fund cannot buy the securities (not including U.S. Government Securities) of any issuer if more than 5% of its total assets (valued at market value) would then be invested in securities of that issuer. In addition, Rule 2a-7 limits investment in “Second Tier” Securities to 3% of the Cash Fund’s assets in the aggregate, and to no more than the greater of 0.5% of the Cash Fund’s assets in the securities of any one issuer.

The Cash Fund cannot buy the securities of issuers in any one industry if more than 25% of its total assets would then be invested in securities of issuers in that industry; U.S. Government securities and those domestic bank obligations and instruments of domestic banks which the Cash Fund may purchase are considered as not included in this limit; however, obligations of foreign banks and of foreign branches of domestic banks are considered as included in this limit (except, however, under SEC interpretations, a foreign branch of a domestic bank may be considered a domestic bank if the investment risk associated with investing in instruments issued by the foreign branch is the same, in the opinion of the Adviser, as that of investing in instruments issued by the branch’s domestic parent).

2. The Cash Fund can make loans only by lending securities or entering into repurchase agreements.

The Cash Fund can buy those debt securities which it is permitted to buy; this is investing, not making a loan. The Cash Fund can lend its portfolio securities on a collateralized basis up to 10% of the value of its total assets to specified borrowers (broker-dealers, banks and certain other financial institutions) to increase its income and also can enter into repurchase agreements. The Cash Fund may be considered as the beneficial owner of the loaned securities in that any gain or loss in their market price during the loan inures to the Cash Fund and its shareholders; thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan.

3. The Cash Fund can borrow only in limited amounts for special purposes.

The Cash Fund can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets. Interest on borrowings would reduce the Cash Fund’s

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income. The Cash Fund will not purchase any securities while it has any outstanding borrowings which exceed 5% of the value of its assets.

4. Almost all of the Cash Fund’s assets must be in established companies.

Only 5% of the Cash Fund’s total assets may be in issuers less than three years old, that is, which have not been in continuous operation for at least three years. This includes the operations of predecessor companies.

Investment Restrictions of the Tax-Free Fund

The following restrictions on the Tax-Free Fund’s investments are fundamental policies and cannot be changed without approval of the shareholders of the Tax-Free Fund.

1. The Tax-Free Fund has anti-concentration requirements.

The Tax-Free Fund cannot buy the securities of issuers in any one industry if more than 25% of its total assets would then be of issuers in that industry; Municipal Obligations, U.S. Government obligations and those bank obligations and instruments of domestic banks which the Fund may purchase are considered as not included in this limit, except that the Fund will consider that a non-governmental user of facilities financed by industrial development bonds is an issuer in an industry.

2. The Tax-Free Fund can make loans only by lending securities or entering into repurchase agreements.

The Tax-Free Fund can buy those debt securities which it is permitted to buy; this is investing, not making a loan. The Tax-Free Fund can lend its portfolio securities and enter into repurchase agreements.

3. The Tax-Free Fund can borrow only in limited amounts for special purposes.

The Tax-Free Fund can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets. Interest on borrowings would reduce the Fund’s income. The Tax-Free Fund will not purchase any securities while it has any outstanding borrowings which exceed 5% of the value of its total assets.

Investment Restrictions of the Government Securities Fund

The following restrictions on the Government Securities Fund’s investments are fundamental policies and cannot be changed without approval of the shareholders of the Government Securities Fund.

1. The Government Securities Fund can make loans only by lending securities or entering into repurchase agreements.

The Government Securities Fund can buy those debt securities which it is permitted to buy; this is investing, not making a loan. The Government Securities Fund can lend its portfolio securities on a collateralized basis up to 10% of the value of its total assets to specified borrowers (broker-dealers, banks and certain other financial institutions) to increase its income and enter into repurchase agreements. The Government Securities Fund may be considered as the beneficial owner of the loaned securities in that any gain or loss in their market price during the loan inures to the Government Securities Fund and its shareholders; thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan.

2. The Government Securities Fund can borrow only in limited amounts for special purposes.

The Government Securities Fund can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets only in connection with such borrowing and only up to

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the lesser of the amounts borrowed or 5% of the value of its total assets. Interest on borrowings would reduce the Government Securities Fund’s income. The Government Securities Fund will not purchase any securities while it has any outstanding borrowings which exceed 5% of the value of its assets.

Restrictions Applicable to all of the Funds

The following restrictions are fundamental policies and cannot be changed with respect to a fund without the approval of that Fund’s shareholders.

1. The Funds invest only in certain limited securities.

The Funds cannot buy any voting securities, any commodities or commodity contracts, any mineral related programs or leases, or any warrants, puts, calls or combinations thereof, except that the Tax-Free Fund may purchase Municipal Obligations with put rights in order to maintain liquidity.

The Cash Fund and the Tax-Free Fund cannot purchase or hold the securities of any issuer if, to their knowledge, any Trustee, Director or officer of the Fund or its Adviser individually owns beneficially more than 0.5% of the securities of that issuer and all such Trustees, Directors and officers together own in the aggregate more than 5% of such securities.

The Cash Fund and the Tax-Free Fund cannot buy real estate or any non-liquid interests in real estate investment trusts; however, they can buy any securities which they could otherwise buy even though the issuer invests in real estate or interests in real estate.

2. The Funds do not buy for control.

The Funds cannot invest for the purpose of exercising control or management of other companies. This restriction is not applicable to the Government Securities Fund.

3. The Funds do not sell securities they do not own or borrow from brokers to buy securities.

Thus, they cannot sell short or buy on margin.

4. The Funds are not underwriters.

The Funds cannot engage in the underwriting of securities, that is, the selling of securities for others. Also, they cannot invest in restricted securities. Restricted securities are securities which cannot freely be sold for legal reasons.

5. Except in connection with borrowings, the Funds will not issue senior securities.

Management of the Funds

The Board of Trustees

The business and affairs of each Fund are managed under the direction and control of the Board of Trustees of the Trust. The Board of Trustees has authority over every aspect of the Funds’ operations, including approval of the advisory and any sub-advisory agreements and their annual renewal, contracts with all other service providers and payments under each Fund’s Distribution Plan and Shareholder Services Plan.

The Trust has an Audit Committee, consisting of all of the Trustees who are “independent” and are not “interested persons” of the Trust.  The Committee determines what independent registered public accounting firm will be selected by the Board of Trustees, reviews the methods, scope and result of audits and the fees charged, and

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reviews the adequacy of the Trust’s internal accounting procedures and controls.  The Audit Committee had two meetings during the last fiscal year.

The Trust has a Nominating Committee, consisting of all of the non-interested Trustees.  The Nominating Committee held one meeting during the last fiscal year.  The committee will consider nominees recommended by the shareholders who may send recommendations to the Trust at its principal address for the attention of the Chair of the Nominating Committee.

The Board seeks continuously to be alert to potential risks regarding each Fund’s business and operations as an integral part of its responsibility for oversight of the Funds.

The Funds face a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. Under the overall oversight of the Board, the Funds, or the Adviser, the Administrator, or other service providers to the Funds, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks.

The Board has a Chair who is an Independent Trustee. The Board and its Chair address risk management as a regular part of their oversight responsibilities through contact with the Chief Compliance Officer and other key management personnel, and through policies and procedures in place for regulation of each Fund’s activities and conduct.

In addition, a Risk Identification Group, consisting of the Chief Compliance Officer, President, Executive Vice President and Treasurer of the Funds, as well as the Co-Presidents of the Distributor, meets and reports to the Board as to significant risks and compliance matters. Issues raised are considered by the Board as it deems appropriate.  Service providers to the Funds, such as the Funds’ independent accountants, also make periodic reports to the Board with respect to various aspects of risk management.

The Chair also participates in discussions with the Chairs of other funds in the Aquila Group of Funds, to facilitate sharing of information. These discussions can include risk and compliance matters as appropriate which the Chair can refer to the Board for appropriate action, including reports by others.

The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the Funds, the Adviser, the Administrator or other service providers. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

The Board has determined that its leadership structure is appropriate because it serves to facilitate the orderly and efficient flow of information to the Trustees from management, including the Adviser and Administrator, and otherwise enhance the Board's oversight role.

Trustees and Officers

The following material includes information about each Trustee and officer and the Chairman Emeritus of the Trust:

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Name, Address(1)(2) and Date of Birth Interested Trustee (5)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Diana P. Herrmann New York, NY (02/25/58)	Vice Chair of the Board of Trustees since 2003, President since 1998 and Trustee since 2004
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Administrator, since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Administrator; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Director of the Distributor since 1997; Governor, Investment Company Institute (the trade organization for the U.S. mutual fund industry dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and head of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.

			12	ICI Mutual Insurance Company, a Risk Retention Group (2006-2009 and since 2010)

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Name, Address(1)(2) and Date of Birth Non-interested Trustees	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Theodore T. Mason Hastings-on-Hudson, NY (11/24/35)	Chair of the Board of Trustees since 2004 and Trustee since 1984
Executive Director, East Wind Power Partners LTD since 1994 and Louisiana Power Partners, 1999-2003; Assistant Treasurer, Fort Schuyler Maritime Alumni Association, Inc., successor to Alumni Association of SUNY Maritime College, since 2010 (Treasurer, 2004-2009, President, 2002-2003, First Vice President, 2000-2001, Second Vice President, 1998-2000) and director of the same organization since 1997; Director, STCM Management Company, Inc., 1973-2004; twice national officer of Association of the United States Navy (formerly Naval Reserve Association), Commanding Officer of four naval reserve units and Captain, USNR (Ret); director, The Navy League of the United States New York Council since 2002; trustee, The Maritime Industry Museum at Fort Schuyler, 2000-2004; and Fort Schuyler Maritime Foundation, Inc., successor to the Maritime College at Fort Schuyler Foundation, Inc., since 2000.
			9	Formerly Trustee, Premier VIT

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Name, Address(1)(2) and Date of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Stanley W. Hong Honolulu, HI (04/05/36)	Trustee since 1993	President, Waste Management of Hawaii, Inc. and Corporate Vice President – Hawaii Area for Waste Management, Inc., 2001-2005; Trustee, The King William Charles Lunalilo Trust Estate since 2001; President and Chief Executive Officer, The Chamber of Commerce of Hawaii, 1996-2001; Regent, Chaminade University of Honolulu since 1991; Trustee, the Nature Conservancy of Hawaii since 1998; Trustee, Child and Family Service since 2005; Director, The East West Center Foundation since 2006 and St. Louis School since 2007; and a director of other corporate and community organizations.	4	First Insurance Co. of Hawaii, Ltd., Lanihau Properties, Ltd., Riggs Distributing Co.; formerly Trustee, Pacific Capital Funds®
Richard L. Humphreys Kaneohe, HI (10/06/43)	Trustee since 2009	President, Hawaii Receivables Management, LLC (a factoring company) since 2001; President, Lynk Payment Systems Hawaii, LLC (credit card processing) since 2002. Formerly Chairman, Bank of America, Hawaii; President, Hawaiian Trust Co.; President, First Federal S&L; and, E.V.P., Bank of Hawaii.	4	Board of Directors, Bishop Museum; Board of Directors, Friends of the Cancer Research Center; Board of Directors, The Castle Group, Inc.; formerly Trustee, Pacific Capital Funds®
Bert A. Kobayashi, Jr.(8) Honolulu, HI (04/22/70)	Trustee since 2009	Managing Partner, BlackSand Capital, LLC (private equity real estate investment company) since 2010; Partner, Kobayashi Group, LLC (a group of companies primarily engaged in real estate enterprises) since 2001; Managing Director, KG Holdings, LLC (real estate investment) since 2009; Vice President, Nikken Holdings,	4	Hawaiian Electric Company, Inc.

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Name, Address(1)(2) and Date of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
		LLC (real estate investment) since 2003; interested in a number of other real estate companies in Hawaii.
Glenn P. O’Flaherty Denver, CO (08/03/58)	Trustee since 2009	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, February-December 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	6	None
Russell K. Okata Honolulu, HI (03/22/44)	Trustee since 1993	Executive Director, Hawaii Government Employees Association AFSCME Local 152, AFL-CIO 1981-2007; International Vice President, American Federation of State, County and Municipal Employees, AFL-CIO 1981-2007; Hawaii Democratic Party National Committeeman; director of various civic and charitable organizations.	5	Formerly Trustee, Pacific Capital Funds®; past Chair of the Royal State Group (insurance)
The specific experience, qualifications, attributes or skills that led to the conclusion that these persons should serve as Trustees of the Trust in light of the Trust’s business and structure, in addition to those listed above, were as follows.

Diana P. Herrmann:	More than 20 years of experience in mutual fund management.
Theodore T. Mason:	Extensive financial and management experience; knowledgeable about operation and management of mutual funds.
Stanley W. Hong:	Experienced business executive with knowledge of local government and mutual fund governance.

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Richard L. Humphreys:	Experienced in banking and finance.
Bert A. Kobayashi, Jr.:	Experienced in local government affairs and real estate.
Glenn P. O’Flaherty:	Knowledgeable about financial markets and operation of mutual funds.
Russell K. Okata:	Experienced in local government affairs and mutual fund governance.

References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Name, Address(2) and Date of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years
Chairman Emeritus(7)
Lacy B. Herrmann New York, NY (05/12/29)	Founder and Chairman Emeritus since 2004, Trustee, 1984-2004, and Chairman of the Board of Trustees, 1984-2003
Founder and Chairman of the Board, Aquila Management Corporation, the sponsoring organization and parent of the Manager or Administrator and/or Adviser to each fund of the Aquila Group of Funds; Chairman of the Manager or Administrator and/or Adviser to each since 2004; Founder and Chairman Emeritus of each fund in the Aquila Group of Funds; previously Chairman and a Trustee of each fund in the Aquila Group of Funds since its establishment until 2004 or 2005; Director of the Distributor since 1981 and formerly Vice President or Secretary, 1981-1998; Director or  trustee, Premier VIT, 1994-2009; Director or trustee of Oppenheimer Quest Value Funds Group, Oppenheimer Small Cap Value Fund, Oppenheimer Midcap Fund, 1987-2009, and Oppenheimer Rochester Group of Funds, 1995-2009; Trustee Emeritus, Brown University and the Hopkins School; active in university, school and charitable organizations.

Officers
Charles E. Childs, III New York, NY (04/01/57)	Executive Vice President since 2003 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Administrator and the Administrator’s parent since 2003; Chief Operating Officer of the Administrator and the Administrator’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Administrator’s parent since 1987; Senior Vice President, Vice President or Assistant Vice President of the Aquila Money-Market Funds, 1988-2003.

Sherri Foster Lahaina, HI (07/27/50)	Vice President since 1997
Senior Vice President, Hawaiian Tax-Free Trust since 1993 and formerly Vice President or Assistant Vice President; Vice President since 1997 and formerly Assistant Vice President of the three Aquila Money-Market Funds; Vice President, Aquila Three Peaks Opportunity Growth Fund since 2006; Registered Representative of the Distributor since 1985.

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Name, Address(2) and Date of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years
John M. Herndon New York, NY (12/17/39)	Vice President since 1990 and Assistant Secretary since 1995
Assistant Secretary of each fund in the Aquila Group of Funds since 1995 and Vice President of the three Aquila Money-Market Funds since 1990; Vice President of the Administrator or its predecessor and current parent since 1990.

Robert S. Driessen New York, NY (10/12/47)	Chief Compliance Officer since 2009
Chief Compliance Officer of each fund in the Aquila Group of Funds, the Administrator and the Distributor since December 2009; Vice President, Chief Compliance Officer, Curian Capital, LLC, 2004-2008; Vice President, Chief Compliance Officer, Phoenix Investment Partners, Ltd., 1999- 2004; Vice President, Risk Liaison, Corporate Compliance, Bank of America, 1996-1999; Vice President, Securities Compliance, Prudential Insurance Company of America, 1993-1996; various positions to Branch Chief, U.S. Securities and Exchange Commission, 1972-1993.

Joseph P. DiMaggio New York, NY (11/06/56)	Chief Financial Officer since 2003 and Treasurer since 2000	Chief Financial Officer of each fund in the Aquila Group of Funds since 2003 and Treasurer since 2000.
Yolonda S. Reynolds New York, NY (04/23/60)	Assistant Treasurer since 2010	Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Sr. Fund Accountant, JP Morgan Chase, 2003-2006.
Lori A. Vindigni New York, NY (11/02/66)	Assistant Treasurer since 2000
Assistant Treasurer of each fund in the Aquila Group of Funds since 2000; Assistant Vice President of the Administrator or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1)From time to time Bank of Hawaii (“BOH”) may enter into normal investment management, commercial banking and/or lending arrangements with one or more of the Trustees of the Trust and their affiliates.  The Asset Management Group of Bank of Hawaii is the Trust's investment adviser.

(2) The mailing address of each Trustee and officer is c/o Pacific Capital Funds® of Cash Assets Trust, 380 Madison Avenue, Suite 2300, New York, NY 10017.

(3) Because the Trust does not hold annual meetings, each Trustee holds office for an indeterminate term. The term of office of each officer is one year.

 (4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5) Ms. Herrmann is an interested person of the Trust as an officer of the Trust, as a director, officer and shareholder of the Administrator’s corporate parent, as an officer and Manager of the Administrator, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and Chairman Emeritus of the Trust.

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(6) In this material Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Assets Trust, each of which is a money-market fund, are called the “Aquila Money-Market Funds”; Tax-Free Trust of Arizona, Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Churchill Tax-Free Fund of Kentucky, Tax-Free Trust of Oregon, Narragansett Insured Tax-Free Income Fund (Rhode Island) and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund is an equity fund; and Aquila Three Peaks High Income Fund is a high income corporate bond fund; considered together, these 12 funds, which do not include the dormant funds described in footnote 4, are called the “Aquila Group of Funds.”

(7) The Chairman Emeritus may attend Board meetings but has no voting power.

(8) During the two most recently completed calendar years, Mr. Kobayashi held direct or indirect interests in entities that entered into loan and other transactions with BOH: (a) Mr. Kobayashi is the manager of, and holds an interest in, a limited liability company that has an outstanding loan with BOH.  The total loan amount is $4,000,000 and the amount outstanding on December 31, 2010 was $3,857,210. (b) Mr. Kobayashi is the managing member of, and holds an interest in, an entity which has an interest in a limited liability company that (i) has an outstanding loan with BOH, and (ii) has entered into an International Swaps and Derivatives Association, Inc.  (“ISDA”) master swap agreement with BOH.  The total loan amount is $8,200,000 and the amount outstanding on December 31, 2010 was $7,850,960.  The notional amount of the swap agreement is $8,091,760. (c) Mr. Kobayashi is the manager of, and holds direct and indirect interests in, an entity which has an interest in a limited liability company that has entered into a ISDA master swap agreement with BOH.  The notional amount of the swap agreement is $41,500,000. (d) Mr. Kobayashi is the manager of, and holds interests in, two entities which have an indirect interest in a limited liability company that has an outstanding loan with BOH.  BOH’s share of the total loan amount is $10,711,007.

Securities Holdings of the Trustees
(as of 12/31/10)

Name of Trustee	Dollar Range of Ownership in Pacific Capital Funds® of Cash Assets Trust (1)	Aggregate Dollar Range of Ownership in Aquila Group of Funds (1)

Interested Trustee

Diana P. Herrmann	D	E

Non-interested Trustees

Theodore T. Mason	A	E

Stanley W. Hong	A	C

Richard L. Humphreys	A	E

Bert A. Kobayashi, Jr.	C	C

Glenn P. O’Flaherty	A	C

Russell K. Okata	A	E

(1)           A. None
B. $1-$10,000
C. $10,001-$50,000
D. $50,001-$100,000
E. Over $100,000

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None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Adviser or the Distributor.

Trustee Compensation

           The Funds do not pay fees to Trustees affiliated with the Administrator or Adviser or to any of the Funds’ officers.  During the fiscal year ended March 31, 2011, the Cash Fund, the Tax-Free Fund and the Government Securities Fund paid, respectively, $102,315, $80,938 and $182,183 in compensation and reimbursement of expenses to the Trustees.  The Funds are among the twelve funds in the Aquila Group of Funds, which consist of three money-market funds, seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund.  The following tables list the compensation of all Trustees who received compensation from the Funds, the compensation each received during each Fund’s fiscal year from all funds in the Aquila Group of Funds and the number of such funds.  None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila Group of Funds.

Name	Compensation from the Cash Fund	Compensation from the Tax-Free Fund	Compensation from the Government Securities Fund

Theodore T. Mason	$17,423	$14,660	$26,600

Stanley W. Hong	$13,820	$11,057	$22,997

Richard L. Humphreys	$14,423	$11,418	$24,781

Bert A. Kobayashi, Jr.	$13,820	$11,057	$22,997

Glenn P. O’Flaherty	$13,737	$10,974	$22,914

Russell K. Okata	$13,745	$10,982	$22,922

Name	Compensation from all funds in the Aquila Group of Funds	Number of boards on which the Trustee now serves*

Theodore T. Mason	$135,875	9

Stanley W. Hong	$ 74,750	4

Richard L. Humphreys	$ 80,244	4

Bert A. Kobayashi, Jr.	$ 74,750	4

Glenn P. O’Flaherty	$113,250	6

Russell K. Okata	$ 90,250	5

* Messrs. Hong, Humphreys and Okata were also trustees during the last fiscal year of the 12 funds in the Pacific Capital Funds® for which the Adviser was also investment adviser. For the same period, these funds paid Trustee Hong $10,875, Trustee Humphreys $10,875 and Trustee Okata $11,500.

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Ownership of Securities

On July 5, 2011 the following holders held 5% or more of a class of shares of the Funds:

Name and address
of the holder of
record	Number of shares	Percent of class

The Cash Fund: Original Shares

Bank of Hawaii
P. O. Box 1930
Honolulu, HI	196,065,694	96.54%

The Cash Fund: Service Shares

National Financial Services Corp.
For Exclusive Benefit of its Customers
One World Financial Center
New York, NY	28,081,693	62.80%

Bank of Hawaii
P.O. Box 1930
Honolulu, HI	16,634,860	37.20%

The Tax-Free Fund: Original Shares

Bank of Hawaii
P.O. Box 1930
Honolulu, HI	115,628,746	98.86%

The Tax-Free Fund: Service Shares

Bank of Hawaii
P.O. Box 1930
Honolulu, HI	29,375,013	80.35%

National Financial Services Corp.
For Exclusive Benefit of its Customers
One World Financial Center
New York, NY	7,136,403	19.52%

The Government Securities Fund: Original Shares

Bank of Hawaii
P.O. Box 1930
Honolulu, HI	491,950,888	99.67%

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Name and address
of the holder of
record	Number of shares	Percent of class

The Government Securities Fund: Service Shares

Bank of Hawaii
P.O. Box 1930
Honolulu, HI	217,101,808	94.42%

National Financial Services Corp.
For Exclusive Benefit of its Customers
One World Financial Center
New York, NY	12,795,269	5.56%

The Funds’ management is not aware of any person, other than those named above, who beneficially owned 5% or more of either class of a Fund’s outstanding shares on such date. On the basis of information received from the record owners listed above, the Funds’ management believes (i) that all of the Original Shares indicated are held for the benefit of custodial or trust clients; and (ii) that all of such shares could be considered as “beneficially” owned by the named shareholders in that they possessed shared voting and/or investment powers as to such shares. The Service Shares indicated above are held for the benefit of customers.

Management Ownership

As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of its outstanding shares.

Investment Advisory and Other Services

Asset Management Group of the Bank of Hawaii, Financial Plaza of the Pacific, 130 Merchant Street, Suite 370, Honolulu, HI 96813, supervises the investment program of each Fund and the composition of its portfolio. The Adviser is a division of Bank of Hawaii (“BOH”), all of whose shares are owned by Bank of Hawaii Corporation (“BOH Corp.”). BOH Corp. is a bank holding company registered under the Bank Holding Company Act of 1956, as amended, and its common stock is registered under the Securities Exchange Act of 1934 and is listed and traded on the New York Stock Exchange.  BOH Corp. files annual and periodic reports with the Securities and Exchange Commission which are available for public inspection.

The services of the Adviser to each Fund are rendered under an Investment Advisory Agreement between that Fund and the Adviser (together, the “Advisory Agreements”) which was most recently approved by the Fund’s shareholders on July 16, 2008.

The Advisory Agreements of the Funds provide, subject to the control of the Board of Trustees, for investment supervision by the Adviser. Under each Advisory Agreement, the Adviser will furnish information as to the Fund’s portfolio securities to any provider of fund accounting services to each Fund; will monitor records of each Fund as to the Fund’s portfolio, including prices, maintained by such provider of such services; and will supply at its expense, monthly or more frequently as may be necessary, pricing of each Fund’s portfolio based on available market quotations using a pricing service or other source of pricing information satisfactory to that Fund. Each Advisory Agreement states that the Adviser shall, at its expense, provide to the Fund all office space and facilities, equipment and clerical personnel necessary for the carrying out of the Adviser’s duties under the Advisory Agreement.

Under each Advisory Agreement, the Adviser pays all compensation of those officers and employees of the Fund and of those Trustees, if any, who are affiliated with the Adviser, provided, however, that if any Trustee is an affiliate of the Adviser solely by reason of being a member of its Board of Directors, the Funds may pay compensation to such Trustee, but at a rate no greater than the rate they pay to the other Trustees. Under the

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Advisory Agreements, each Fund bears the cost of preparing and setting in type its prospectuses, statements of additional information, and reports to its shareholders and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. Under each Advisory Agreement, all costs and expenses not expressly assumed by the Adviser or by the Administrator under the Fund’s Administration Agreement or by the Fund’s principal underwriter are paid by the Fund. The Advisory Agreements list examples of such expenses borne by the Funds, the major categories of such expenses being: legal and audit expenses, custodian and transfer agent, or shareholder servicing agent, fees and expenses, stock issuance and redemption costs, certain printing costs, registration costs of the Funds and their shares under Federal and State securities laws, interest, taxes, and non-recurring expenses, including litigation.

           Each Advisory Agreement may be terminated by the Adviser at any time without penalty upon giving the Fund sixty days’ written notice, and may be terminated by the Fund at any time without penalty upon giving the Adviser sixty days’ written notice, provided that such termination by the Fund shall be directed or approved by the vote of a majority of all its Trustees in office at the time or by the vote of the holders of a majority (as defined in the 1940 Act) of its voting securities at the time outstanding and entitled to vote; each agreement automatically terminates in the event of its assignment (as so defined).

Each Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable for any loss sustained by the adoption of any investment policy or the purchase, sale or retention of any security and permits the Adviser to act as investment adviser for any other person, firm or corporation. Each Fund agrees to indemnify the Adviser to the full extent permitted under the Trust’s Declaration of Trust.

The Advisory Agreement states that it is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under the Securities Act of 1933 and the 1940 Act, except for the information supplied by the Adviser for inclusion therein.

Each Advisory Agreement contains the provisions set forth below under “Brokerage Allocation and Other Practices.”

The Administration Agreements

Under Administration Agreements with each Fund (the “Administration Agreements”), Aquila Investment Management LLC as Administrator, at its own expense, provides office space, personnel, facilities and equipment for the performance of its functions thereunder and as is necessary in connection with the maintenance of the headquarters of the Fund and pays all compensation of the Fund’s Trustees, officers and employees who are affiliated persons of the Administrator. The Administration Agreements went into effect July 16, 2008.  The Administrator’s offices are located at 380 Madison Avenue, Suite 2300, New York, NY 10017.

Under the Administration Agreements, subject to the control of the Funds’ Board of Trustees, the Administrator provides all administrative services to each Fund other than those relating to its investment portfolio and the maintenance of its accounting books and records. Such administrative services include but are not limited to maintaining books and records (other than accounting books and records) of the Funds, and overseeing all relationships between the Funds and their transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for effective operation of the Funds and for the sale, servicing or redemption of the Funds’ shares.

Advisory and Administration Fees

Each Fund pays fees, payable monthly and computed on the net asset value of the Fund as of the close of business each business day, to the Adviser under the Advisory Agreement and to the Administrator under the Administration Agreement, as follows:

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Advisory and Administration Fees
(Percent)

Fund	Asset Level	Advisory	Administration	Total
Cash Fund	$0 - $400 Million	0.397%	0.103%	0.50%
	Above $400 Million	0.364%	0.086%	0.45%
Tax-Free Fund	$0 - $300 Million	0.318%	0.082%	0.40%
	Above $300 Million	0.285%	0.065%	0.35%
U.S. Government Fund	$0 - $1,900 Million	0.328%	0.072%	0.40%
	Above $1,900 Million	0.295%	0.055%	0.35%

During the three fiscal years ended March 31, 2011, 2010 and 2009 the Funds paid the following fees:

To the Adviser:

Advisory fees before waivers

	Cash Fund	Tax-Free Fund	Government Securities Fund

2011	$1,182,613	$565,987	$2,316,598

2010	$1,385,047	$900,081	$2,700,522

2009	$2,017,318	$994,657	$5,140,036

Advisory fees waived
	Cash Fund	Tax-Free Fund	Government Securities Fund

2011	$1,008,711	$386,280	$1,690,618

2010	$ 706,135	$373,775	$2,123,953

2009	0	$ 25,841	$ 432,867

Advisory fees after waivers
	Cash Fund	Tax-Free Fund	Government Securities Fund

2011	$ 173,902	$179,707	$ 625,980

2010	$ 678,912	$526,306	$ 576,569

2009	$2,017,318	$968,816	$4,707,169

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To the Administrator:

Administration fees before waivers
	Cash Fund	Tax-Free Fund	Government Securities Fund

2011	$306,809	$145,948	$ 508,543

2010	$358,687	$231,638	$ 592,797

2009	$579,670	$263,474	$1,129,971

Administration fees waived
	Cash Fund	Tax-Free Fund	Government Securities Fund

2011	$261,695	$99,609	$371,111

2010	$183,200	$96,342	$466,234

2009	0	$ 7,494	$ 95,135

Administration fees after waivers
	Cash Fund	Tax-Free Fund	Government Securities Fund

2011	$ 45,114	$ 46,339	$ 137,432

2010	$175,487	$135,296	$ 126,563

2009	$579,670	$255,980	$1,034,836

Information about the Administrator

The Funds’ Administrator is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder of each fund in the Aquila Group of Funds, which consists of three money-market funds, seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund. As of June 30, 2011, these funds had aggregate assets of approximately $4.2 billion, of which approximately $1.2 billion consisted of assets of the money market-funds. AMC’s address is the same as that of the Manager. AMC, which was founded in 1984, is owned, directly, and through certain trusts, by members of the family of Mr. Lacy B. Herrmann.  No individual holds with the power to vote, directly or indirectly, more than 24.9% of the voting shares of AMC. Performance of the Administration Agreement is guaranteed by AMC.

Transfer Agent, Custodian and Independent Registered Public Accounting Firm

The Funds’ Shareholder Servicing Agent (transfer agent) is BNY Mellon, 4400 Computer Drive, Westborough, Massachusetts 01581.

Each Fund’s Custodian is JPMorgan Chase Bank, N.A., 1111 Polaris Parkway, Columbus, OH 43240; it receives, holds and delivers the Funds’ portfolio securities (including physical securities, book-entry securities, and securities in depositories) and money, performs related accounting functions and issues reports to the Funds.

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The Funds’ independent registered public accounting firm, Tait, Weller & Baker LLP (“TWB”), 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, performs an annual audit of the Funds’ financial statements.

Brokerage Allocation and Other Practices

During the fiscal years ended March 31, 2011, 2010 and 2009 all of the Funds’ transactions were principal transactions and no brokerage commissions were paid.  The following provisions regarding brokerage allocation and other practices relating to purchases and sales of the Funds’ securities are contained in each Fund’s Advisory Agreement.

Each Advisory Agreement provides that in connection with its duties to arrange for the purchase and sale of the Fund’s portfolio securities, the Adviser shall select such broker-dealers (“dealers”) as shall, in the Adviser’s judgment, implement the policy of the Fund to seek to achieve “best execution,” i.e., prompt, efficient and reliable execution of orders at the most favorable net price. The Adviser shall cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Adviser determines that better price or execution may be obtained by paying such commissions; the Fund expects that most transactions will be principal transactions at net prices and that the Fund will incur little or no brokerage costs. The Fund understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer’s reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Adviser’s overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Adviser is authorized, in making such allocation, to consider whether a dealer has provided research services.  Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic or institutional activities. The Fund recognizes that no dollar value can be placed on such research services or on execution services, that such research services may or may not be useful to the Fund.

Limitation of Redemptions in Kind

Each Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “Net Asset Value Per Share” in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

Capital Stock

Description of Shares

The Trust issues three series of shares, each series constituting the shares of a Fund. Each series has separate assets and liabilities and is comprised of two classes of shares: Original Shares and Service Shares. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share of a class of a Fund represents an equal proportionate interest in the assets of such Fund allocable to that class. Income, direct liabilities and direct operating expenses of each series will be allocated directly to such series, and general liabilities and expenses, if any, of the Trust will be allocated among the series in

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a manner acceptable to the Board of Trustees. Certain expenses of a series specifically allocable to a particular class will be borne by that class; the expense of the series not so allocated will be allocated among the classes in a manner acceptable to the Board of Trustees and in accordance with any applicable exemptive order or rule of the SEC. Upon liquidation of a series, shareholders of each class of the series are entitled to share pro-rata (subject to liabilities, if any, allocated specifically to that class) in the net assets of that series available for distribution to shareholders and upon liquidation of the Trust, the respective series are entitled to share proportionately in the assets available to the Trust after allocation to the various series. If they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Trust may create additional classes of shares (subject to rules and regulations of the Securities and Exchange Commission or by exemptive order) or the Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word “Series”). Shares are fully paid and non-assessable, except as set forth below with respect to potential liability of shareholders of a Massachusetts business trust; the holders of shares have no pre-emptive or conversion rights.

Voting Rights

At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) represented by the shares held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of the Trust. The Trust may be terminated (i) upon the sale of its assets to another issuer, or (ii) upon liquidation and distribution of the assets of the Trust, in either case if such action is approved by the vote of the holders of a majority of the outstanding shares of each series. If not so terminated, the Trust will continue indefinitely. Rule 18f-2 under the 1940 Act provides that matters submitted to shareholders be approved by a majority of the outstanding voting securities of each series, unless it is clear that the interests of each series in the matter are identical or the matter does not affect a series. However, the rule exempts the selection of accountants and the election of Trustees from the separate voting requirement. Classes do not vote separately except that, as to matters exclusively affecting one class (such as the adoption or amendment of class-specific provisions of the Distribution Plan), only shares of that class are entitled to vote.

Each Fund has two classes of shares:

Original Shares: Original Shares are offered solely to (1) financial institutions for the investment of funds for their own account or for which they act in a fiduciary, agency, investment advisory or custodial capacity; (2) persons entitled to exchange into Original Shares under the exchange privileges of the Funds; (3) Trustees and officers of funds in the Aquila Group of Funds; (4) officers and employees of the Adviser, Administrator and Distributor and (5) shareholders owning shares of the Trust of record on January 20, 1995, the date on which the Funds first offered two classes of shares.

Service Shares: Service Shares are offered to anyone. There are no sales charges or redemption fees. Service Shares of each Fund are subject to a Distribution (12b-1) fee of 0.25 of 1% of the average annual assets of the Fund represented by Service Shares.

The Trust is an entity of the type commonly known as a Massachusetts business trust. Under Massachusetts law, shareholders of a trust such as the Trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, for the protection of shareholders, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by any Fund or the Trustees. The Declaration of Trust provides for indemnification out of the Trust’s property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Trust itself would be unable to meet its obligations. If any series or class is unable to meet the obligations attributable to it (which, in the case of the Trust, is

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a remote possibility), other series or classes would be subject to such obligations with a corresponding increase in the risk of the shareholder liability mentioned in the prior sentence.

The Declaration of Trust further indemnifies the Trustees out of the assets of each Fund and provides that they will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Purchase, Redemption, and Pricing of Shares

Amortized Cost Valuation

The Funds operate under Rule 2a-7, as amended (the “Rule”), of the Securities and Exchange Commission which permits them to value their portfolios on the basis of amortized cost. The amortized cost method of valuation is accomplished by valuing a security at its cost and thereafter assuming a constant amortization rate to maturity of any discount or premium, and does not reflect the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains or losses.

While the amortized cost method provides certainty in valuation, there may be periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on a Fund’s shares may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments and changing its dividends based on these changing prices. The converse would apply in a period of rising interest rates.

Under the Rule, each Fund’s Board of Trustees must establish, and has established, procedures (the “Procedures”) designed to stabilize at $1.00, to the extent reasonably possible, the Fund’s price per share as computed for the purpose of sales and redemptions. Such procedures must include review of the Fund’s portfolio holdings by the Board of Trustees at such intervals as it may deem appropriate and at such intervals as are reasonable in light of current market conditions to determine whether the Fund’s net asset value calculated by using available market quotations deviates from the $1.00 price per share based on amortized cost. “Available market quotations” may include actual market quotations (valued at the mean between bid and asked prices), estimates of market value reflecting current market conditions based on quotations or estimates of market value for individual portfolio instruments or values obtained from yield data relating to a directly comparable class of securities published by reputable sources.

Under the Rule, if the extent of any deviation between the net asset value per share based upon “available market quotations” (see above) and the Fund’s price per share based on amortized cost exceeds $0.005, the Board of Trustees must promptly consider what action, if any, will be initiated. When the Board of Trustees believes that the extent of any deviation may result in material dilution or other unfair results to investors or existing shareholders, it is required to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. Such actions could include the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or payment of distributions from capital or capital gains, redemptions of shares in kind, or establishing a price per share using available market quotations. The Procedures contemplate changes in the dividends payable by the each Fund under specified conditions, as described below under “Computation of Daily Dividends.” This portion of the Procedures provides that actions that the Trustees would consider under certain circumstances can be taken automatically.

Computation of Daily Dividends

Under the Procedures that each Fund’s Board of Trustees has adopted relating to amortized cost valuation, the calculation of each Fund’s daily dividends will change under certain circumstances from that indicated in the Prospectus. If on any day the deviation between the price per share determined on an amortized cost basis and the

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net asset value determined using market quotations is $0.003 or more, the amount of such deviation will be added to or subtracted from the daily dividend to the extent necessary to reduce such deviation to within $0.003.

If on any day there is insufficient net income to absorb any such reduction, the Board of Trustees would be required under the Rule to consider taking other action if the deviation, after eliminating the dividend for that day, exceeds $0.005. One of the actions which the Board of Trustees might take could be the elimination or reduction of dividends for more than one day.

Automatic Withdrawal Plan

If you own or purchase shares of a Fund having a net asset value of at least $5,000 you may establish an Automatic Withdrawal Plan under which you will receive a monthly or quarterly check in a stated amount, not less than $50. Stock certificates will not be issued for shares held under an Automatic Withdrawal Plan. All dividends must be reinvested.

Shares will be redeemed on the last business day of the month as may be necessary to meet withdrawal payments. Shares acquired with reinvested dividends will be redeemed first to provide such withdrawal payments and thereafter other shares will be redeemed to the extent necessary, and, depending upon the amount withdrawn, your principal may be depleted.

Redemption of shares for withdrawal purposes may reduce or even liquidate the account. Monthly or quarterly payments paid to shareholders may not be considered as a yield or income on investment.

Exchange Privileges

Original Shares

There is an exchange privilege available to holders of Original Shares of the Funds: the Aquila Group of Funds Exchange Privilege.

Aquila Group of Funds Exchange Privilege

Shareholders may exchange their Original Shares of any Fund into certain related tax-free municipal bond funds, the high-income corporate bond fund and an equity fund (the “Aquila Bond and Equity Funds”) and money-market funds (the “Aquila Money-Market Funds”), all of which (the “Aquila Exchange Group”) are sponsored by Aquila Investment Management LLC and Aquila Distributors, Inc., and have the same Administrator and Distributor as the Funds. All exchanges are subject to certain conditions described below. As of the date of this SAI, the Aquila Bond and Equity Funds are Hawaiian Tax-Free Trust, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund For Utah, Narragansett Insured Tax-Free Income Fund, Aquila Three Peaks Opportunity Growth Fund and Aquila Three Peaks High Income Fund; the Aquila Money-Market Funds are the Funds. (With respect to exchanges of Original Shares of any Fund into shares of any other Fund, only exchanges for Original Shares of those funds are permitted.)

Because excessive trading in shares of the Funds can be harmful to the Funds and their other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Funds or any of the other Aquila Funds believe that they would be harmed or be unable to invest effectively or (ii) they receive or anticipate receiving simultaneous orders that may significantly affect the Funds or any other Aquila Fund.

The Aquila Bond and Equity Funds offer classes of Shares: Class A Shares (“Front-Payment Shares”) and Class C Shares (“Level-Payment Shares”), which can be purchased by anyone, and Class Y Shares (“Institutional Class Shares”), which are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Some funds also offer Financial Intermediary Class Shares (“Class I Shares”). The Exchange Privilege has different provisions for each class.

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(1) Originally purchased Money-Market Fund shares. Shares of a Money-Market Fund (and any shares acquired as a result of reinvestment of dividends and/or distributions on these shares) acquired directly in a purchase (or in exchange for Money-Market Fund shares that were themselves directly purchased), rather than in exchange for shares of a Bond or Equity Fund, may be exchanged for shares of any class of any Bond or Equity Fund that the investor is otherwise qualified to purchase, but the shares received in such an exchange will be subject to the same sales charge, if any, that they would have been subject to had they been purchased rather than acquired in exchange for Money-Market Fund shares. If the shares received in exchange are shares that would be subject to a contingent deferred sales charge (“CDSC”) if purchased directly, the holding period governing the CDSC will run from the date of the exchange, not from the date of the purchase of Money-Market Fund shares.

(2) CDSCs upon redemptions of shares acquired through exchanges. If you exchange shares of the following categories, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired:

-           CDSC Class A Shares;

-           Class C Shares: and

Shares of a Money-Market Fund that were received in exchange for CDSC Class A Shares or Class C Shares.

If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless of the exchanges that have taken place since the original purchase.

(3) Extension of Holding Periods by owning Money-Market Funds. Any period of 30 days or more during which Money-Market Fund shares received on an exchange of CDSC Class A Shares or Class C Shares are held is not counted in computing the applicable holding period for CDSC Class A Shares or Class C Shares.

Each Fund, as well as the Bond and Equity Funds, reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Funds may also modify or terminate this exchange privilege at any time. In the case of termination, the Prospectus will be appropriately supplemented. No such modification or termination shall take effect on less than 60 days’ written notice to shareholders.

Exchange Privilege for Service Shares:

Shareholders of any Fund may also exchange their Service Shares for Service Shares of any other Fund, all of which are series of the Trust and as such, have the same Administrator, Distributor and Adviser. They are collectively called the “Funds.”

All exchanges are subject to certain conditions described below.

Provisions Applicable to All Exchanges of Original Shares and Service Shares

All exercises of an exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; and (ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the applicable minimum investment requirement of the investment company whose shares are being acquired.

To effect an exchange, you must complete a form which is available from the Distributor, unless you have elected the Telephone Exchange feature on the Application. The exchange will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Distributor of a properly completed form

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or Telephone Exchange request. The exchange prices will be the respective net asset values of the shares (unless a sales charge is to be deducted in connection with an exchange of shares as described above, in which case the exchange price of shares of the Aquila Bond or Equity Fund will be its public offering price).

Dividends paid by the Funds are taxable, except to the extent that dividends paid by the Tax-Free Fund (which invests in tax-free municipal obligations) are exempt from regular Federal income tax and Hawaiian income tax, and to the extent that dividends paid by the Government Securities Fund (which invests in U.S. government obligations) are exempt from state income taxes. Dividends paid by the Aquila Three Peaks Opportunity Growth Fund and the Aquila Three Peaks High Income Fund are taxable. If your state of residence is not the same as that of the issuers of obligations in which a tax-free municipal bond fund or the Tax-Free Fund invests, the dividends from that fund may be subject to income tax of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of such a fund under the exchange privilege arrangement.

An exchange is treated for Federal tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss, depending on the cost or other tax basis of the shares exchanged and the holding period; should any such loss occur, no representation is made as to its deductibility.

If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

Disclosure of Portfolio Holdings

Under Fund policies, the Administrator publicly discloses the complete schedule of each Fund’s portfolio holdings, as reported  as of the last business day of the month, no later than five business days after month-end.  Such information will remain accessible until the next schedule is made publicly available.  It may also disclose other portfolio holdings as of a specified date.  You may obtain a copy of any Fund’s schedule of portfolio holdings for the most recently completed period by accessing the information on the Fund’s website at www.aquilafunds.com. The Funds also must file with the SEC a monthly report of portfolio holdings on Form N-MFP, current as of the last day of the previous month, no later than the fifth business day of each month.  The information filed with the SEC on Form N-MFP is made available to the public 60 days after the end of the month to which the information pertains.

In addition, the Administrator may share any Fund’s non-public portfolio holdings information with pricing services and other service providers to the Fund who require access to such information in order to fulfill their contractual duties to the Fund.  The Administrator may also disclose non-public information regarding the Funds’ portfolio holdings to certain mutual fund analysts and rating and tracking entities, such as Morningstar and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis.  Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Fund’s Chief Compliance Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board of Trustees at the next regularly scheduled board meeting.  All non-public portfolio holdings information is provided pursuant to arrangements as to confidentiality.

Whenever portfolio holdings disclosure made pursuant to these procedures involves a possible conflict of interest between the Fund’s shareholders and the Fund’s Administrator, Adviser, Distributor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the independent Trustees or a majority of a board committee consisting solely of independent Trustees approves such disclosure.  The Fund, the Administrator and the Adviser shall not enter into any arrangement providing for the disclosure of non-public portfolio holdings information for the receipt of compensation or benefit of any kind.  Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.

The Funds currently provide holdings information to the following service providers with which it has ongoing relationships:

1.	Interactive Data Pricing and Reference Data, Inc. (pricing services) on a daily basis with no lag;

2.	Tait, Weller & Baker LLP, its independent registered public accounting firm, as soon as practicable following the Fund’s fiscal year-end and on an as-needed basis; and

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3.	Fitch, its financial printer, as soon as practicable following each fiscal quarter-end.

It also currently provides holdings information to Bloomberg, Morningstar and Lipper Analytical Services (analysts, rating and tracking entities) on a quarterly basis with a 15-day lag.

Transfer on Death Registration

Each of the funds in the Aquila Group of Funds now generally permits registration of its shares in beneficiary form, subject to the funds’ rules governing Transfer on Death (“TOD”) registration, if the investor resides in a state that has adopted the Uniform Transfer on Death Security Registration Act (a “TOD State”; for these purposes, Missouri is deemed to be a TOD State). This form of registration allows you to provide that, on your death, your shares are to be transferred to the one or more persons that you specify as beneficiaries. To register shares of a Fund in TOD form, complete the special TOD Registration Request Form and review the Rules Governing TOD Registration; both are available from the Agent. The Rules, which are subject to amendment upon 60 days’ notice to TOD account owners, contain important information regarding TOD accounts with a Fund; by opening such an account you agree to be bound by them, and failure to comply with them may result in your shares’ not being transferred to your designated beneficiaries. If you open a TOD account with a Fund that is otherwise acceptable but, for whatever reason, neither the Fund nor the Transfer Agent receives a properly completed TOD Registration Request Form from you prior to your death, the Fund reserves the right not to honor your TOD designation, in which case your account will become part of your estate.

 You are eligible for TOD registration only if, and as long as, you reside in a TOD State. If you open a TOD account and your account address indicates that you do not reside in a TOD State, your TOD registration will be ineffective and the Fund may, in its discretion, either open the account as a regular (non-TOD) account or redeem your shares. Such a redemption may result in a loss to you and may have tax consequences. Similarly, if you open a TOD account while residing in a TOD State and later move to a non-TOD State, your TOD registration will no longer be effective. In both cases, should you die while residing in a non-TOD State the Fund reserves the right not to honor your TOD designation. At the date of this SAI, most states are TOD States.

 Distribution Plan

Each Fund has adopted a Distribution Plan under Rule 12b-1 (“Rule 12b-1”) under the 1940 Act; all of the plans have substantially the same terms. In the following material the “Plan” means the Plan of any of the Funds. Rule 12b-1 provides in substance that an investment company may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of its shares except pursuant to a plan adopted under Rule 12b-1. The Plan is in two parts.

The Plan states that while it is in effect, the selection and nomination of those Trustees of any Fund who are not “interested persons” of the Fund shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

Part I of the Plan

Part I of the Plan is designed to protect against any claim involving the Fund that the administration fee and some of the expenses which the Fund pays or may pay come within the purview of Rule 12b-1. No Fund considers such fee or any payment enumerated in Part I of the Plan as so financing any such activity. However, it might be claimed that such fee and some of the expenses a Fund pays come within the purview of Rule 12b-1. If and to the extent that any payments (including fees) specifically listed in Part I of the Plan are considered to be primarily intended to result in or are indirect financing of any activity which is primarily intended to result in the sale of a Fund’s shares, these payments are authorized under the Plan.

As used in Part I of the Plan, “Qualified Recipients” means (i) any principal underwriter or underwriters of a Fund (other than a principal underwriter which is an affiliated person, or an affiliated person of an affiliated person, of the Administrator) and (ii) broker-dealers or others selected by Aquila Investment Management LLC (the

“Administrator”) with which it or a Fund has entered into written agreements (“Plan Agreements”) and which have rendered assistance (whether direct, administrative or both) in the distribution and/or retention of a Fund’s shares or servicing shareholder accounts. “Qualified Holdings” means, as to any Qualified Recipient, all Fund shares beneficially owned by such Qualified Recipient or by one or more customers (brokerage or other) or other contacts and/or its investment advisory or other clients, if the Qualified Recipient was, in the sole judgment of the Administrator, instrumental in the purchase and/or retention of such Fund shares and/or in providing administrative assistance in relation thereto.

The Plan permits the Administrator to make payments (“Administrator’s Permitted Payments”) to Qualified Recipients. These Administrator’s Permitted Payments are made by the Administrator and are not reimbursed by the Fund to the Administrator. Permitted Payments may not exceed, for any fiscal year of a Fund (pro-rated for any fiscal year which is not a full fiscal year), in the case of the Cash Fund, 0.15 of 1% of the average annual net assets of the Fund, and in the case of the Tax-Free Fund and the Government Securities Fund 0.10 of 1% of their respective average annual net assets. The Administrator shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) to determine the amount of Administrator’s Permitted Payments, if any, to each Qualified Recipient, provided that the total Administrator’s Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Administrator is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. The Plan states that whenever the Administrator bears the costs, not borne by a Fund’s Distributor, of printing and distributing all copies of the Fund’s prospectuses, statements of additional information and reports to shareholders which are not sent to the Fund’s shareholders, or the costs of supplemental sales literature and advertising, such payments are authorized.

Part I of the Plan recognizes that, in view of the Administrator’s Permitted Payments and bearing by the Administrator of certain distribution expenses, the profits, if any, of the Administrator are dependent primarily on the administration fees paid by the Fund to the Administrator and that its profits, if any, would be less, or losses, if any, would be increased due to such Administrator’s Permitted Payments and the bearing by it of such expenses. If and to the extent that any such administration fees paid by the Fund might, in view of the foregoing, be considered as indirectly financing any activity which is primarily intended to result in the sale of shares issued by the Fund, the payment of such fees is authorized by Part I of the Plan.

Part I of the Plan also states that if and to the extent that any of the payments by the Fund listed below are considered to be “primarily intended to result in the sale of” shares issued by the Fund within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments; (ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders; (iii) the costs of preparation, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund’s shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Fund and/or its shares under the securities or “Blue-Sky” laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund’s shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

Part I of the Plan states that while Part I is in effect, the Fund’s Administrator shall report at least quarterly to the Fund’s Trustees in writing for its review on the following matters: (i) all Administrator’s Permitted Payments made to Qualified Recipients, the identity of the Qualified Recipient of each Payment and the purpose for which the amounts were expended; (ii) all costs of each item specified in the second preceding paragraph (making estimates of such costs where necessary or desirable) during the preceding calendar or fiscal quarter; and (iii) all fees of the Fund to the Administrator paid or accrued during such quarter.

Part I of the Plan defines as the Fund’s Independent Trustees those Trustees who are not “interested persons” of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. Part I of the Plan, unless terminated as hereinafter provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of Part I of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that Part I of the Plan will benefit the Fund and its shareholders. Part I of the Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the Fund. Part I of the Plan may not be amended to increase materially the amount of payments to be made without shareholder approval, and all amendments must be approved in the manner set forth above as to continuance of Part I of the Plan.

Part I of the Plan states that in the case of a Qualified Recipient which is a principal underwriter of the Fund the Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, Rule 12b-1. The Plan also states that in the case of Qualified Recipients which are not principal underwriters of the Fund, the Plan Agreements with them shall be the agreements with the Administrator with respect to payments under Part I of the Plan.

Under Rule 12b-1, all agreements related to implementation of a plan must be in writing and must contain specified adoption and continuance requirements, including a requirement that they terminate automatically on their “assignment,” as that term is defined in the 1940 Act. The other adoption and continuance requirements as to such agreements are the same as those described above as to Part I of the Plan itself except that: (i) no shareholder action is required for the approval of such agreements, and (ii) termination by Trustee or shareholder action as there described may be on not more than 60 days’ written notice. The Plan Agreement between the Fund and the Administrator is governed by the foregoing requirements.

During the Funds’ fiscal year ended March 31, 2011 no or nominal Administrator’s Permitted Payments (under $1,000) were made by the Administrator to Qualified Recipients.

The formula under which the payments described above may be made under Part I of the Plan by the Administrator was arrived at by considering a number of factors. One of such factors is that such payments are designed to provide incentives for Qualified Recipients (i) in the case of Qualified Recipients which are principal underwriters, to act as such and (ii) in the case of all Qualified Recipients, to devote substantial time, persons and effort to the sale of the shares of the Fund. Another factor is that such payments by the Administrator to Qualified Recipients may provide the only incentive for Qualified Recipients to do so; there is no sales charge on the sale of the Fund’s shares and, although Part II of the Plan, as discussed below, permits certain payments by the Fund to persons providing distribution and/or shareholder service assistance, those payments are permitted only in connection with one of the Fund’s two classes of shares. Another factor is that the Fund is one of a group of funds having certain common characteristics. Each such fund (i) is a money-market fund; and (ii) has as its investment adviser a banking institution or an affiliate which invests assets over which it has investment authority in money-market funds advised by other banking institutions or affiliates. The marketing of the Fund’s shares may be facilitated since each such institution can, due to these common characteristics, be fully and currently informed as to the quality of the investments of and other aspects of the operations of each of the other funds and if such an investment is otherwise appropriate, can, although not required to do so, invest assets over which it has investment authority in one or more of the other funds.

Part II of the Plan

Part II of the Plan authorizes payment of certain distribution or service fees by the Fund in connection with Service Shares of the Fund.

As used in Part II of the Plan, “Designated Payees” means (i) any principal underwriter or underwriters of the Fund and (ii) broker-dealers or others selected by Aquila Distributors, Inc. (the “Distributor”) with which it or the Fund has entered into written agreements (“Distributor’s Plan Agreements”) and which have rendered assistance (whether direct, administrative or both) in the distribution and/or retention of shares of the specified class or servicing shareholder accounts with respect to those shares. “Qualified Holdings” means, as to any Designated Payee, all Service Shares beneficially owned by such Designated Payee or by one or more customers (brokerage or other) or other contacts and/or its investment advisory or other clients, if the Designated Payee was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance in relation thereto.

Part II of the Plan permits the Fund to make payments (“Fund’s Permitted Payments”) to Designated Payees. These Fund’s Permitted Payments are made by the Fund directly or through the Distributor and may not exceed, for any fiscal year of the Fund (pro-rated for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Service Shares class of Fund shares. Such payments are to be made out of the Fund assets allocable to Service Shares. The Distributor shall have sole authority (i) as to the selection of any Designated Payee or Payees; (ii) not to select any Designated Payee; and (iii) to determine the amount of Fund’s Permitted Payments, if any, to each Designated Payee, provided that the total Fund’s Permitted Payments to all Designated Payees do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Designated Payee; (b) the extent to which the Designated Payee has, at its expense, taken steps in the shareholder servicing area; and (c) the possibility that the Qualified Holdings of the Designated Payee would be redeemed in the absence of its selection or continuance as a Designated Payee. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Designated Payee.

           Part II of the Plan states that while Part II is in effect, the Distributor shall report at least quarterly to the Fund’s Trustees in writing for its review on the following matters: (i) all Fund’s Permitted Payments made to Designated Payees, the identity of the Designated Payee of each Payment and the purpose for which the amounts were expended; and (ii) all fees of the Fund to the Distributor, Adviser or Administrator paid or accrued during such quarter.

Part II of the Plan, unless terminated as hereinafter provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of Part II of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that Part II of the Plan will benefit the Fund and its shareholders. Part II of the Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the Service Shares class. Part II of the Plan may not be amended to increase materially the amount of payments to be made without shareholder approval, and all amendments must be approved in the manner set forth above as to continuance of Part II of the Plan.

Part II of the Plan states that in the case of a Designated Payee which is a principal underwriter of the Fund, the Distributor’s Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, Rule 12b-1. The Plan also states that in the case of Designated Payees which are not principal underwriters of the Fund, the Distributor’s Plan Agreements with them shall be the agreements with the Distributor with respect to payments under Part II of the Plan.

During the three fiscal years ended March 31, 2011, 2010 and 2009 the following payments were made by each of the Funds under Part II of their respective Plans to Designated Payees. All such payments were for compensation.  BOH and a subsidiary, Bankoh Investment Services, Inc., are among those who receive payments authorized by Part II of the Plans.

	Cash Fund	Tax-Free Fund	Government Securities Fund

2011	$150,326	$97,459	$558,561

2010	$224,278	$136,982	$653,613

2009	$379,809	$191,054	$1,935,107

Taxation of the Trust

The following is a summary of certain material U.S. Federal (and, where noted, state and local) income tax considerations affecting the Funds and their shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific Federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Funds and Their Investments

Each Fund is treated as an entity separate from the other series of the Trust for tax purposes.  Each Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Code. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

As a regulated investment company, a Fund will not be subject to U.S. Federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” for the taxable year (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. A Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

If, for any taxable year, a Fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from current or accumulated earnings and profits, including any distributions of net long-term capital gains and in the case of the Tax-Free Fund any distributions of net tax-exempt income, would be taxable to shareholders as ordinary dividend income for Federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) for taxable years beginning on or before December 31, 2012, to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a Fund may cure a failure to qualify as a regulated investment company, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund  that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

A Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to “mark to market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax on a Fund, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

A Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to certain options, futures or forward contracts, or “appreciated financial positions” or (2) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on the Fund, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expense.

As of March 31, 2011, the unused capital loss carryforwards for each Fund were approximately as follows: Cash Fund: $0; Tax-Free Fund: $0; and Government Fund: $141,487, which will expire in 2018.  Under certain circumstances, a Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Taxation of U.S. Shareholders

Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). If, however, a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. Federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. Federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. Federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. Federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing appropriate returns or claims for refund with the IRS.

Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares, except that exempt-interest dividends paid by the Tax-Free Fund are exempt from regular Federal income taxes. Distributions of net realized long-term capital gains that a Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund. None of the Funds’ distributions are expected to be eligible for the dividends-received deduction for corporate shareholders or for treatment as “qualified dividend income” in the hands of an individual shareholder.

Dividends and distributions from a Fund will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts for taxable years beginning after December 31, 2012.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares will generally be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and will have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a taxable dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Because the Tax-Free Fund will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares in the Tax-Free Fund is not deductible for U.S. Federal income tax purposes. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends may, under certain circumstances, cause a portion of such benefits to be subject to Federal income tax. Furthermore, a portion of any exempt-interest dividend paid by the Tax-Free Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some of the exempt-interest dividends distributed by the Tax-Free Fund may be a specific preference item, or a component of an adjustment item, for purposes of the Federal individual and corporate alternative minimum taxes.

Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a Federal alternative minimum tax, the Federal “branch profits” tax, or the Federal “excess net passive income” tax.

Sales of Shares

Upon the sale or exchange of his or her shares (other than an exchange for shares of another share class of the same Fund), a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or fewer will be treated for U.S. Federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.

If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires, before February 1 of the calendar year following the calendar year of the disposition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding

A Fund may be required in certain circumstances to apply backup withholding on dividends (including exempt-interest dividends), distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. Federal income tax liabilities. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax described below under “Non-U.S. Shareholders.”

Non-U.S. Shareholders

Ordinary dividends and certain other payments made by a Fund to non-U.S. shareholders (but not exempt-interest dividends or capital gain dividends) are generally subject to withholding tax at a 30% rate or such lower rate as may be determined in accordance with any applicable treaty. In order to obtain a reduced rate of withholding, a

non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

The 30% withholding tax generally will not apply to exempt-interest dividends, to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds.

For Fund taxable years beginning before January 1, 2012, the 30% withholding tax also will not apply to dividends that a Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).

Distributions and redemption payments paid after December 31, 2012 to a shareholder that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate notwithstanding the status of any such amounts as capital gain dividends, short-term capital gain dividends or interest-related dividends. Distributions and redemption payments paid after December 31, 2012 to a non-U.S. shareholder that is not a foreign financial institution will generally be subject to such withholding tax if the shareholder fails to make certain required certifications. The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear.

Underwriter

The Distributor acts as each Fund’s principal underwriter in the continuous public offering of each Fund’s shares. The Distributor is not obligated to sell a specific number of shares. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.  Payments of the amounts listed below for the fiscal year ended March 31, 2011 were as follows:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation

Aquila Distributors Inc.	None	None	None	None

The Distributor currently handles the distribution of the shares of twelve funds (three money-market funds, seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund), including the Funds.

The shares of the Distributor are owned 24% by Diana P. Herrmann, 74% by Mr. Herrmann and other members of his immediate family and the balance by current employees of Aquila Management Corporation.

APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note : Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s Short-Term Obligation Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note : Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Moody’s Investors Service, Inc.’s US Municipal Ratings:

US Municipal Short-Term Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels–MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

US Municipal Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Long-term issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations: (1) likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C—A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1—A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Description of Standard & Poor’s Ratings Group’s Municipal Short-Term Note Ratings Definitions:

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s has indicated that its analysis will review the following considerations: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Description of Standard & Poor’s Ratings Group’s Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to Federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

preliminary: Preliminary ratings, with the ‘prelim’ qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating. (1) Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. (2) Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. (3) Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s). (4) Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations. (5) Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings. (6) A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Description of Fitch Ratings’ Corporate Finance Long-Term Obligation Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30% and 50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating. At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B—Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC—Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC—Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C—Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

Description of Fitch Ratings’ Structured, Project & Public Finance Long-Term Obligation Ratings:

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B—Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC—Substantial credit risk. ‘CCC’ ratings indicate that default is a real possibility.

CC—Very high levels of credit risk. ‘CC’ ratings indicate that default of some kind appears probable.

C—Exceptionally high levels of credit risk. ‘C’ ratings indicate that default appears imminent or inevitable.

D—Default. ‘D’ ratings indicate a default. Default generally is defined as one of the following: (1) failure to make payment of principal and/or interest under the contractual terms of the rated obligation; (2) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or (3) the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Structured Finance Defaults—”Imminent” default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. “Imminent” default alternatively refers to the case where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.

Structured Finance Write-downs—Where an instrument has experienced an involuntary and, in Fitch Ratings’ opinion, irreversible “write-down” of principal (i.e., other than through amortization, and resulting in a loss to the investor), a credit rating of ‘D’ will be assigned to the instrument. Where Fitch Ratings believes the “write-down” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the “write-down” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “write-down” later be deemed irreversible, the credit rating will be lowered to ‘D’.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

In the case of public finance, the ratings also do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or categories below ‘B’.

Description of Fitch Ratings’ Corporate, Public and Structured Finance Short-Term Obligation Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1—Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3—Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B—Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C—High short-term default risk. Default is a real possibility.

RD—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Or, the default of a specific short-term obligation.

D—Default. Indicates a broad-based default event for an entity, or the default of all short-term obligations.

Notes to Fitch Ratings’ Long-Term and Short-Term Obligation Ratings:

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g., shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook: Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.

Expected Ratings: Where a rating is referred to as “expected”, alternatively referred to as “expects to rate” or suffixed as (EXP), this indicates that a full rating has been assigned based upon Fitch Ratings’ expectations regarding final documentation, typically based upon a review of the final draft documentation provided by the issuer. No other conditionality pertains to an expected rating. While expected ratings typically convert to final ratings within a short time, as determined by the issuer’s decisions regarding timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch, as with final ratings.

Program Ratings: Program ratings assigned to corporate and public finance note issuance programs (e.g., medium-term note programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.

“Interest-Only” Ratings: Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

“Principal-Only” Ratings: Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date.

“Rate of Return” Ratings: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

Paid-In-Full: This tranche has reached maturity, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated. Indicated in rating databases with the symbol “PIF”.

NR: A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Withdrawn: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

Description of Dominion Bond Rating Service Limited’s (“DBRS”) ratings

DBRS Bond and Long Term Debt Rating Scale.  Long term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments.

AAA           Bonds rated AAA are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest.

AA            Bonds rated AA are of superior credit quality, and protection of interest and principal is considered high.

A	Bonds rated A are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities.

BBB            Bonds rated BBB are of adequate credit quality.

BB	Bonds rated BB are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession.

B
Bonds rated B are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

DBRS Commercial Paper and Short Term Debt Rating Scale.  Commercial paper ratings are meant to give an indication of the risk that the borrower will not fulfill its obligations in a timely manner.  All three DBRS rating categories for short term debt use “high,” “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category.

R-1 (high)	Short term debt rated R-1 (high) is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due.

R-1 (middle)	Short term debt rated R-1 (middle) is of superior credit quality and, in most cases, ratings in this category differ from R-1 (high) credits to only a small degree.

R-1 (low)
Short term debt rated R-1 (low) is of satisfactory credit quality.  the overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable.

R-2 (high),                       Short term debt rated R-2 is of adequate credit quality and within the three subset grades,
R-2 (middle),                       debt protection ranges from having reasonable ability for timely repayment to a level
R-2 (low)                       which is considered only just adequate.

R-3 (high),                       Short term debt rated R-3 is speculative, and within the three subset grades, the capacity
R-3 (middle),                       for timely payment ranges from mildly speculative to doubtful.
R-3 (low)

    ITEM 28 Exhibits:

(a)	Amended and Restated Declaration of Trust (ii)

(b)	By-laws (xii)

(c)	See Amended & Restated Declaration of Trust and By-laws filed under Items 28(a) and 28(b).

(d)	(1)	Investment Advisory Agreement for Pacific Capital Cash Assets Trust Series (xiii)

	(2)	Investment Advisory Agreement for Pacific Capital Tax-Free Cash Assets Trust Series (xiii)

	(3)	Investment Advisory Agreement for Pacific Capital U.S. Government Securities Cash Assets Trust Series (xiii)
(e)	(1)	Distribution Agreement for Pacific Capital Cash Assets Trust Series (iv)
	(2)	Anti-Money Laundering Amendment to Distribution Agreement for Pacific Capital Cash Assets Trust Series (viii)
	(3)	Distribution Agreement for Pacific Capital Tax-Free Cash Assets Trust Series (iv)

	(4)	Anti-Money Laundering Amendment to Distribution Agreement for Pacific Capital Tax-Free Cash Assets Trust Series (viii)

	(5)	Distribution Agreement for Pacific Capital U.S. Government Securities Cash Assets Trust Series (iv)

	(6)	Anti-Money Laundering Amendment to Distribution Agreement for Pacific Capital U.S. Government Securities Cash Assets Trust Series (viii)

	(7)	Distribution Assistance Agreement for All Series (ii)

	(8)	Distribution Assistant Agreement for All Series with BHC Securities, Inc. (ii)

(f)	Not applicable

(g)	Custody Agreement for All Series (ii)

(h)	(1)	Transfer Agency Agreement for All Series (iii)

	(2)	Anti-Money Laundering Amendment to Transfer Agency Agreement (viii)

	(3)	Customer Identification Services Amendment to Transfer Agency Agreement (ix)

	(4)	Administration Agreement for Pacific Capital Cash Assets Trust Series (xiii)

	(5)	Administration Agreement for Pacific Capital Tax-Free Cash Assets Trust Series (xiii)

	(6)	Capital U.S. Government Securities Cash Assets Trust Series (xiii)

	(7)	Agreement between the Trust and Aquila Distributors, Inc. for Pacific Capital Cash Assets Trust Series (ii)

	(8)	Agreement between the Trust and Aquila Management Corporation for Pacific Capital Cash Assets Trust Series (ii)

	(9)	Agreement between the Trust and Hawaiian Trust Company, Limited for Pacific Capital Cash Assets Trust Series (ii)

	(10)	Agreement between the Trust and Aquila Distributors, Inc. for Pacific Capital Tax-Free Cash Assets Trust Series (ii)

	(11)	Agreement between the Trust and Aquila Management Corporation for Pacific Capital Tax-Free Cash Assets Trust Series (ii)

	(12)	Agreement between the Trust and Hawaiian Trust Company, Limited for Pacific Capital Tax-Free Cash Assets Trust Series (ii)

	(13)	Agreement between the Trust and Aquila Distributors, Inc. for Pacific Capital U.S. Government Securities Cash Assets Trust Series (ii)

	(14)	Agreement between the Trust and Aquila Management Corporation for Pacific Capital U.S. Government Securities Cash Assets Trust Series (ii)

	(15)	Agreement between the Trust and Hawaiian Trust Company, Limited for Pacific Capital U.S. Government Securities Cash Assets Trust Series (ii)

	(16)	Principles of Cooperation for All Series (ii) Opinion of Trust Counsel (xii)

(i)	Opinion of Trust Counsel (xii)

(j)	Consent of Independent Registered Public Accounting Firm (xvi)

(k)	Not applicable

(l)	Not applicable

(m)	(1)	Distribution Plan for Pacific Capital Cash Assets Trust Series (ii)

	(2)	Distribution Plan for Pacific Capital Tax-Free Cash Assets Trust Series (ii)

	(3)	Distribution Plan for Pacific Capital U.S. Government Securities Cash Assets Trust Series (ii)

(n)	Plan pursuant to Rule 18f-3 under the 1940 Act (vii)

(o)	Reserved

(p)	Codes of Ethics

	(1)	(a) Pacific Capital Cash Assets Trust Series (xvi)

	(1)	(b) Pacific Capital Tax-Free Cash Assets Trust Series (xvi)

	(1)	(c) Pacific Capital U.S. Government Securities Cash Assets Trust Series (xvi)
	(2)	The Adviser (xii)
	(3)	The Distributor (xvi)

N/A                   Powers of Attorney

(i)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 20 dated May 25, 1996 and incorporated herein by reference.
(ii)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 21 dated July 27, 1997 and incorporated herein by reference.
(iii)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 22 dated May 27, 1998 and incorporated herein by reference.
(iv)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 24 dated July 27, 1999 and incorporated herein by reference.
(v)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 25 dated July 31, 2000 and incorporated herein by reference.
(vi)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 26 dated July 26, 2001 and incorporated herein by reference.
(vii)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 27 dated July 29, 2002 and incorporated herein by reference.
(vii)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 27 dated July 29, 2002 and incorporated herein by reference.
(viii)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 28 dated July 29, 2003 and incorporated herein by reference.
(ix)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 29 dated July 29, 2004 and incorporated herein by reference.
(x)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 30 dated July 29, 2005 and incorporated herein by reference.
(xi)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 31 dated July 27, 2006 and incorporated herein by reference.
(xii)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 32 dated July 30, 2007 and incorporated herein by reference.
(xiii)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 34 dated July 25, 2008 and incorporated herein by reference.
(xiv)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 35 dated July 30, 2009 and incorporated herein by reference.
(xv)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 37 dated July 29, 2010 and incorporated herein by reference.
(xvi)	Filed herewith.

ITEM 29. Persons Controlled By or Under Common Control with Registrant

None

ITEM 30. Indemnification

Subdivision (c) of Section 12 of Article SEVENTH of Registrant's Amended and Restated Declaration of Trust, filed as Exhibit 1 herewith,  is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, Registrant will,  unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. Business and Other Connections of Investment Adviser

Asset Management Group of Bank of Hawaii (the “Adviser”), Registrant's investment adviser, is a division of Bank of Hawaii. Bank of Hawaii is a state-chartered bank. Bank of Hawaii is a subsidiary of Bank of Hawaii Corporation, formerly Pacific Century Financial Corporation. Bank of Hawaii Corporation is a bank holding company.

The Adviser is a registered investment adviser located at 130 Merchant Street, Suite 370, Honolulu, Hawaii 96813.  For information about the members of the Adviser, reference is made to the Adviser’s most recently filed Schedule A of Form ADV (IARD No. 112324).  The members, directors and officers of the Adviser are not engaged in any other business, profession, vocation or employment of a substantial nature.

ITEM 32. Principal Underwriters

 (a) Aquila Distributors, Inc. serves as principal underwriter to Aquila Three Peaks Opportunity Growth Fund, Aquila Three Peaks High Income Fund, Churchill Tax-Free Fund of Kentucky, Hawaiian Tax-Free Trust,  Narragansett Insured Tax-Free Income Fund, Tax-Free Fund for Utah,  Tax-Free Fund of Colorado, Tax-Free Trust of Arizona, and Tax-Free Trust of Oregon, in addition to serving as the Registrant's principal underwriter.

 (b) For information about the Directors and officers of Aquila Distributors, Inc., reference is made to the Form BD filed by it under the Securities Exchange Act of 1934.

(c) Not applicable.

ITEM 33. Location of Accounts and Records

All such accounts, books, and other documents are maintained by the adviser, the administrator, the custodian, and the transfer agent,  whose addresses appear on the back cover pages of the Prospectuses and Statements of Additional Information of the three Portfolios of the Trust.

ITEM 34. Management Services

Not applicable.

ITEM 35. Undertakings

(a) Not applicable.

(b) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 28th day of July, 2011.

CASH ASSETS TRUST
(Registrant)

By: /s/ Diana P. Herrmann
Diana P. Herrmann, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on July 28, 2011.

SIGNATURE	TITLE

/s/ Diana P. Herrmann
Diana P. Herrmann	Trustee and President

/s/ Stanley W. Hong*
Stanley W. Hong	Trustee

/s/ Richard L. Humphreys*
Richard L. Humphreys	Trustee

/s/ Bert A. Kobayashi, Jr.*
Bert A. Kobayashi, Jr.	Trustee

/s/ Theodore T. Mason*
Theodore T. Mason	Chair of the Board of Trustees

/s/ Glenn P. O’Flaherty*
Glenn P. O’Flaherty	Trustee

/s/ Russell K. Okata*
Russell K. Okata	Trustee

/s/ Joseph P. DiMaggio
Joseph P. DiMaggio	Chief Financial Officer and Treasurer

* By:           /s/ Diana P. Herrmann
Diana P. Herrmann
*Attorney-in-Fact, pursuant to Power of Attorney

CASH ASSETS TRUST
Exhibit List

Exhibit List

(j)	Consent of Independent Registered Public Accounting Firm
(p) (1) (a)	Codes of Ethics of Pacific Capital Cash Assets Trust Series
(p) (1) (b)	Codes of Ethics of Pacific Capital Tax-Free Cash Assets Trust Series
(p) (1) (c)	Codes of Ethics of Pacific Capital U.S. Government Securities Cash Assets Trust Series
(p) (3)	Codes of Ethics of the Distributor
N/A	Powers of Attorney